UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2018

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of shareholder reports from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Managed Accounts Trust Annual Report, which covers the 12-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018, GDP growth rose to an annual pace of 4.2%, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. During its meetings that concluded in March, June, September and December 2018, the Fed raised the federal funds rate in 0.25% increments. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than longer-term rates. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, up from 2.40% on December 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 0.86% over the 12 months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 0.01% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weak results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.27% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -4.61% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.21% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first nine months of the period. We believe this rally was driven

2	PIMCO MANAGED ACCOUNTS TRUST

by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -4.38% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -14.58% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -8.71%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -10.39% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.57%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $65 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 4.71% and 5.90% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 2.66% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Peter G. Strelow
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Portfolios’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s NAV. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

4	PIMCO MANAGED ACCOUNTS TRUST

A Portfolio’s use of leverage creates the opportunity for increased income for the Portfolio’s shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Portfolio to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Portfolio’s holdings, the interest and other costs of leverage to the Portfolio could exceed the rate of return on the debt obligations and other investments held by the Portfolio, thereby reducing return to the Portfolio’s shareholders. In addition, fees and expenses of any form of leverage used by a Portfolio will be borne entirely by its shareholders and will reduce the investment return of the Portfolio’s shares. There can be no assurance that a Portfolio’s use of leverage will result in a higher yield on its shares, and it may result in losses. Leverage creates several major types of risks for a Portfolio’s shareholders, including (1) the likelihood of greater volatility of net asset value of the Portfolio’s shares, and of the investment return to the Portfolio’s shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Portfolio’s dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Portfolio’s shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Portfolio’s shares than if the Portfolio were not leveraged. Moreover, to make payments of interest and other loan costs, a Portfolio may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

There is a risk that a Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Portfolio’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Portfolios’ control, which could require the Portfolios to dispose of portfolio investments at inopportune times and prices. A Portfolio may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Portfolio will be subject to leverage risk.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased

ANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the Portfolios (Cont.)

exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Portfolio’s investment portfolio to potential losses. Subordinate

6	PIMCO MANAGED ACCOUNTS TRUST

securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Portfolio may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments may be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Portfolio will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Portfolio may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Portfolio’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Portfolio, and could negatively impact the Portfolio’s performance and/or returns. Certain Portfolios may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio’s success in achieving its investment objectives may

ANNUAL REPORT	DECEMBER 31, 2018	7

Important Information About the Portfolios (Cont.)

depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in contingent convertible securities ("CoCos") include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a Portfolio will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Portfolio’s net asset value.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S.

8	PIMCO MANAGED ACCOUNTS TRUST

markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Portfolio may invest is generally less than that for corporate equities or bonds, and the investment performance of a Portfolio’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than investments in taxable bonds. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might also seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

A Portfolio that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California

ANNUAL REPORT	DECEMBER 31, 2018	9

Important Information About the Portfolios (Cont.)

governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Portfolio’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Portfolio invests can also subject a Portfolio to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Portfolio invests could adversely impact such counterparties or issuers and cause the Portfolio’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Portfolios have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there

10	PIMCO MANAGED ACCOUNTS TRUST

are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Portfolios do not directly control the cyber security systems of issuers in which a Portfolio may invest, trading counterparties or third party service providers to the Portfolios. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders could be negatively impacted as a result.

The Portfolios may be subject to various risks, including, but not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, sovereign debt risk, issuer risk, leveraging risk, liquidity risk, management risk, contingent convertible securities risk, high yield risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

ANNUAL REPORT	DECEMBER 31, 2018	11

Important Information About the Portfolios (Cont.)

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/ FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH.

The SEC adopted a rule that, beginning in 2021, will generally allow funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

12	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2018	13

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2018

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	33.2%
Corporate Bonds & Notes	32.7%
Asset-Backed Securities	17.1%
U.S. Treasury Obligations	8.6%
Non-Agency Mortgage-Backed Securities	3.8%
Short-Term Instruments‡	2.6%
Loan Participations and Assignments	1.0%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	0.21%	2.39%	7.65%	9.09%
Bloomberg Barclays U.S. Intermediate Credit Index	0.01%	2.47%	4.84%	5.09%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.43%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and underweight exposure to overall duration contributed to relative performance, as rates fell.

»	Underweight exposure to investment grade corporate credit contributed to performance, as spreads widened.

»	Short exposure to the Australian dollar contributed to performance, as the currency depreciated relative to the U.S. dollar.

»	Positions in agency mortgage-backed securities detracted from performance, as total returns in these securities were negative.

»	Long exposure to select emerging market currencies, particularly the Turkish lira and Russian ruble detracted from relative performance, as these currencies depreciated against the U.S. dollar.

»	Positions in high yield corporates detracted from relative performance, as spreads widened.

ANNUAL REPORT	DECEMBER 31, 2018	15

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2018

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	48.8%
U.S. Treasury Obligations	33.8%
Asset-Backed Securities	8.6%
Non-Agency Mortgage-Backed Securities	3.9%
Short-Term Instruments‡	2.9%
Other	2.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	1.07%	3.29%	3.25%
ICE BofAML 1-3 Year U.S. Treasury Index	1.58%	0.81%	0.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 1.30%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit detracted from performance, as the securities generally posted negative total returns.

»	Overweight exposure to the 1-year portion of the U.S. Treasury curve detracted from performance, as the 1-year portion of the curve rose.

»	Overweight exposure to Treasury Inflation-Protected Securities detracted from performance, as the securities generally posted negative total returns.

»	Underweight exposure to high yield corporate credit contributed to performance, as securities generally posted negative total returns.

»	Short exposure to the euro versus the U.S. dollar contributed to performance, as the euro depreciated against the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2018	17

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2018

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	34.0%
Asset-Backed Securities	24.1%
Corporate Bonds & Notes	18.2%
Non-Agency Mortgage-Backed Securities	13.7%
U.S. Treasury Obligations	3.6%
Municipal Bonds & Notes	3.2%
Short-Term Instruments‡	2.8%
Sovereign Issues	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	2.23%	5.16%	8.63%	7.46%
Bloomberg Barclays U.S. MBS Fixed Rate Index	0.99%	2.54%	3.12%	4.71%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.24%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as total returns in these securities were positive.

»	Underweight exposure to agency MBS contributed to relative performance, as excess returns in these securities were negative.

»	Positions in taxable municipal bonds contributed to relative performance, as total returns in these securities were positive.

»	Short exposure to duration in the United Kingdom detracted from performance — particularly during the middle and end of the reporting period, as rates fell.

»	Overweight exposure to investment grade corporate credit detracted from performance, as spreads widened.

»

Holdings of sovereign emerging markets external debt detracted from relative performance, as evidenced via a comparable Index (the JP Morgan Emerging Market Bond Index (EMBI). This Index generally tracks the total returns of emerging market external debt and it declined during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2018	19

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2018

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	68.8%
U.S. Government Agencies	11.7%
Sovereign Issues	7.0%
Corporate Bonds & Notes	5.8%
Asset-Backed Securities	4.6%
Non-Agency Mortgage-Backed Securities	1.7%
Short-Term Instruments	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	(2.52)%	1.61%	6.30%	5.57%
Bloomberg Barclays U.S. TIPS Index	(1.26)%	1.69%	3.64%	3.87%♦

All Portfolio returns are net of fees and expenses.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.62%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

20	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted negative returns.

»	Overweight exposure to U.S. real duration detracted from relative performance, as U.S. real yields rose.

»	Underweight exposure to U.K. breakeven inflation rates via inflation-linked derivatives detracted from relative performance, as U.K. breakeven inflation rates rose.

»	Exposure to external emerging market debt detracted from relative performance, as external emerging market debt yield spreads widened.

»	Overweight exposure to the Argentine peso detracted from relative performance, as the currency depreciated.

»	Underweight exposure to U.S. nominal duration contributed to relative performance, as U.S. nominal yields rose.

ANNUAL REPORT	DECEMBER 31, 2018	21

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2018

Allocation Breakdown as of 12/31/2018†§

Municipal Bonds & Notes	98.0%
Short-Term Instruments‡	2.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2018

	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	0.97%	4.05%	2.85%
Bloomberg Barclays 1-Year Municipal Bond Index	1.74%	0.83%	0.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.04%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

22	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance during the reporting period:

»	Select exposure within the transportation sector contributed to performance.

»	Select exposure within the special tax sector contributed to performance.

»	A modest short interest rate position contributed to performance.

»	Duration positioning detracted from performance, as municipal yields moved higher during the year.

»	Select exposure within the housing sector detracted from performance.

»	Underweight exposure to pre-refunded debt detracted from performance, as the sector outperformed the general municipal market.

ANNUAL REPORT	DECEMBER 31, 2018	23

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,013.20	$0.85	$1,000.00	$1,024.36	$0.86	0.17%
Series LD	1,000.00	1,002.30	17.16	1,000.00	1,008.07	17.21	3.40
Series M	1,000.00	1,023.20	0.43	1,000.00	1,024.78	0.43	0.08
Series R	1,000.00	975.00	6.37	1,000.00	1,018.75	6.51	1.28
Series TE	1,000.00	1,005.30	0.40	1,000.00	1,024.80	0.41	0.08	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.08% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs. (“TOB”) transactions accounted for as secured borrowing Refer to Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

24	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules- based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2018	25

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

12/31/2018	$10.30	$0.36	$(0.34)	$0.02	$(0.38)	$0.00	$0.00	$(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

11/01/2015 - 12/31/2015(e)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(f)

10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)

10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00	(1.38)

Series LD

12/31/2018	$9.73	$0.38	$(0.28)	$0.10	$(0.42)	$0.00	$(0.01)	$(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

11/01/2015 - 12/31/2015(e)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(f)

10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)

12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00	(0.21)

Series M

12/31/2018	$10.31	$0.46	$(0.24)	$0.22	$(0.39)	$0.00	$0.00	$(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

11/01/2015 - 12/31/2015(e)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(f)

10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)

10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00	(0.58)

Series R

12/31/2018	$9.26	$0.37	$(0.60)	$(0.23)	$(0.35)	$0.00	$0.00	$(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

11/01/2015 - 12/31/2015(e)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(f)

10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)

10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00	(0.43)

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.94	0.21%	$1,185,003	0.31%		0.31%		0.00%		0.00%		3.62%		450%

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259

10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8

11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95

12.29	4.72	2,353,773	0.01		0.01		0.00		0.00		4.11		82

$9.40	1.07%	$82,684	3.02%		3.02%		0.00%		0.00%		3.94%		290%

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1395

9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44

10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135

10.20	4.08	9,070	0.10	*	0.10	*	0.00	*	0.00	*	2.15	*	8,278

$10.14	2.23%	$1,241,128	0.31%		0.31%		0.00%		0.00%		4.58%		495%

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582

9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68

10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473

10.78	4.78	2,332,201	0.04		0.04		0.00		0.00		4.01		587

$8.68	(2.52)%	$115,407	1.29%		1.29%		0.00%		0.00%		4.16%		231%

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311

8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16

9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126

10.47	3.82	215,671	0.07		0.07		0.00		0.00		3.55		88

ANNUAL REPORT	DECEMBER 31, 2018	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

12/31/2018	$10.22	$0.38	$(0.28)	$0.10	$(0.38)	$0.00	$0.00	$(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

11/01/2015 - 12/31/2015(e)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(f)

10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)

10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.94	0.97%	$82,521	0.08%		0.08%		0.00%		0.00%		3.79%		57%

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193

10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5

9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72

9.90	5.27	95,841	0.00		0.00		0.00		0.00		2.67		8

ANNUAL REPORT	DECEMBER 31, 2018	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$1,860,760	$209,231
Investments in Affiliates	16,339	5,317
Financial Derivative Instruments
Exchange-traded or centrally cleared	754	221
Over the counter	2,196	331
Cash	1	0
Deposits with counterparty	19,858	1,683
Foreign currency, at value	1,941	277
Receivable for investments sold	433	13,932
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	669,446	0
Receivable for Portfolio shares sold	1,205	80
Interest and/or dividends receivable	10,747	1,685
Dividends receivable from Affiliates	6	1
Other assets	17	0

Total Assets	2,583,703	232,758

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$53,852	$63,129
Payable for sale-buyback transactions	58,139	82,997
Payable for tender option bond floating rate certificates	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,053	459
Over the counter	2,890	471
Payable for investments in Affiliates purchased	6	1
Payable for TBA investments purchased	1,263,512	0
Deposits from counterparty	11,830	0
Payable for Portfolio shares redeemed	2,675	0
Distributions payable	3,743	196
Overdraft due to custodian	0	2,821
Other liabilities	0	0

Total Liabilities	1,398,700	150,074

Net Assets	$1,185,003	$82,684

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$119	$9

Paid in capital in excess of par	1,405,672	86,708
Distributable earnings (accumulated loss)	(220,788)	(4,033)

Net Assets	$1,185,003	$82,684

Shares Issued and Outstanding	119,217	8,797

Net Asset Value Per Share Outstanding	$9.94	$9.40

Cost of investments in securities	$1,873,680	$210,967
Cost of investments in Affiliates	$16,339	$5,317
Cost of foreign currency held	$1,989	$281
Cost or premiums of financial derivative instruments, net	$1,740	$(813)

* Includes repurchase agreements of:	$33,175	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$1,848,651	$206,662	$83,870
23,504	0	1,380

1,002	294	0
610	1,037	0
1	1	1
3,169	2,670	174
1,598	893	0
54	782	0
0	9,942	0
556,889	7,922	0
920	392	0
7,144	819	794
9	0	2
17	0	0

2,443,568	231,414	86,221

$37,469	$0	$0
0	83,040	0
0	0	3,391

846	468	45
2,035	766	0
9	0	2
1,146,961	30,681	0
9,192	691	0
1,811	38	0
4,116	303	261
0	0	0
1	20	1

1,202,440	116,007	3,700

$1,241,128	$115,407	$82,521

$122	$13	$8

1,223,948	157,463	81,705
17,058	(42,069)	808

$1,241,128	$115,407	$82,521

122,341	13,290	8,299

$10.14	$8.68	$9.94

$1,814,437	$211,803	$81,563
$23,504	$0	$1,380
$1,584	$896	$0
$(1,949)	$(612)	$0

$29,446	$779	$339

ANNUAL REPORT	DECEMBER 31, 2018	31

Statements of Operations

Year Ended December 31, 2018
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$50,408	$5,619
Dividends from Investments in Affiliates	36	7
Total Income	50,444	5,626

Expenses:

Interest expense	3,915	2,442
Miscellaneous expense	10	0
Total Expenses	3,925	2,442

Net Investment Income (Loss)	46,519	3,184

Net Realized Gain (Loss):

Investments in securities	(25,149)	(327)
Investments in Affiliates	2	0
Exchange-traded or centrally cleared financial derivative instruments	1,403	329
Over the counter financial derivative instruments	10,187	(55)
Short sales	0	76
Foreign currency	1,069	90

Net Realized Gain (Loss)	(12,488)	113

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(31,945)	(2,265)
Exchange-traded or centrally cleared financial derivative instruments	(229)	(352)
Over the counter financial derivative instruments	1,257	112
Foreign currency assets and liabilities	(635)	(1)

Net Change in Unrealized Appreciation (Depreciation)	(31,552)	(2,506)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,479	$791

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$63,473	$7,531	$3,351
199	0	38
63,672	7,531	3,389

4,046	1,785	67
13	2	0
4,059	1,787	67

59,613	5,744	3,322

(29,104)	(5,083)	(118)
4	0	1
715	1,649	348
9,705	1,016	33
0	0	0
762	(142)	0

(17,918)	(2,560)	264

(17,258)	(7,465)	(2,471)
2,166	(1,072)	(270)
1,266	1,855	(23)
(15)	(46)	0

(13,841)	(6,728)	(2,764)

$27,854	$(3,544)	$822

ANNUAL REPORT	DECEMBER 31, 2018	33

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$46,519	$50,444	$3,184	$2,333
Net realized gain (loss)	(12,488)	33,348	113	(115)
Net change in unrealized appreciation (depreciation)	(31,552)	(1,066)	(2,506)	(161)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,479	82,726	791	2,057

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(48,344)	(37,777)	(3,596)	(2,436)
Tax basis return of capital	0	(12,824)	(45)	0

Total Distributions(a)	(48,344)	(50,601)	(3,641)	(2,436)

Portfolio Share Transactions:

Receipts for shares sold	263,167	251,677	28,931	69,893
Cost of shares redeemed	(342,687)	(273,259)	(29,498)	(15,022)
Net increase (decrease) resulting from Portfolio share transactions	(79,520)	(21,582)	(567)	54,871

Total Increase (Decrease) in Net Assets	(125,385)	10,543	(3,417)	54,492

Net Assets:

Beginning of year	1,310,388	1,299,845	86,101	31,609
End of year	$1,185,003	$1,310,388	$82,684	$86,101

Shares of Beneficial Interest:

Shares sold	26,203	24,616	3,001	7,145
Shares redeemed	(34,272)	(26,658)	(3,049)	(1,537)
Net increase (decrease) in shares outstanding	(8,069)	(2,042)	(48)	5,608

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$59,613	$58,990	$5,744	$5,856	$3,322	$3,254
(17,918)	34,289	(2,560)	(1,695)	264	1,216
(13,841)	31,011	(6,728)	3,492	(2,764)	3,032

27,854	124,290	(3,544)	7,653	822	7,502

(50,390)	(75,791)	(5,447)	(2,982)	(3,282)	(3,191)
0	0	0	(2,658)	0	0

(50,390)	(75,791)	(5,447)	(5,640)	(3,282)	(3,191)

219,211	221,955	29,900	41,645	20,898	11,555
(287,502)	(263,123)	(47,583)	(51,689)	(27,003)	(15,068)
(68,291)	(41,168)	(17,683)	(10,044)	(6,105)	(3,513)

(90,827)	7,331	(26,674)	(8,031)	(8,565)	798

1,331,955	1,324,624	142,081	150,112	91,086	90,288
$1,241,128	$1,331,955	$115,407	$142,081	$82,521	$91,086

21,664	21,519	3,333	4,528	2,080	1,159
(28,487)	(25,432)	(5,387)	(5,624)	(2,692)	(1,514)
(6,823)	(3,913)	(2,054)	(1,096)	(612)	(355)

ANNUAL REPORT	DECEMBER 31, 2018	35

Statements of Cash Flows

Year Ended December 31, 2018 (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$791	$(3,544)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(608,242)	(537,831)
Proceeds from sales of long-term securities	541,646	568,071
(Purchases) Proceeds from sales of short-term portfolio investments, net	13,277	3,482
(Increase) decrease in deposits with counterparty	(406)	(278)
(Increase) decrease in receivable for investments sold	(9,531)	41,884
(Increase) decrease in interest and/or dividends receivable	(597)	3
(Increase) decrease in dividends receivable from Affiliates	(1)	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	210	790
Proceeds from (Payments on) over the counter financial derivative instruments	(55)	1,125
Increase (decrease) in payable for investments purchased	1	30,681
Increase (decrease) in payable for unfunded loan commitments	0	(69,658)
Increase (decrease) in deposits from counterparty	0	691
Proceeds from (Payments on) short sales transactions, net	76	(2,984)
Proceeds from (Payments on) foreign currency transactions	89	(188)
Net Realized (Gain) Loss
Investments in securities	327	5,083
Exchange-traded or centrally cleared financial derivative instruments	(329)	(1,649)
Over the counter financial derivative instruments	55	(1,016)
Short sales	(76)	0
Foreign currency	(90)	142
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,265	7,465
Exchange-traded or centrally cleared financial derivative instruments	352	1,072
Over the counter financial derivative instruments	(112)	(1,855)
Foreign currency assets and liabilities	1	46
Net amortization (accretion) on investments	695	6
Net Cash Provided by (Used for) Operating Activities	(59,654)	41,538

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	29,128	29,739
Payments on shares redeemed	(29,499)	(47,688)
Increase (decrease) in overdraft due to custodian	2,821	0
Cash distributions paid	(3,670)	(5,177)
Proceeds from reverse repurchase agreements	905,405	1,677
Payments on reverse repurchase agreements	(907,398)	(1,677)
Proceeds from sale-buyback transactions	9,798,575	1,817,745
Payments on sale-buyback transactions	(9,735,591)	(1,835,960)
Net Cash Received from (Used for) Financing Activities	59,771	(41,341)

Net Increase (Decrease) in Cash and Foreign Currency	117	197

Cash and Foreign Currency:

Beginning of year	160	697
End of year	$277	$894

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,399	$1,803

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$8,106	$8,053

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		3,900	3,766

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		6,825	6,794

Total Loan Participations and Assignments (Cost $18,730)			18,613

CORPORATE BONDS & NOTES 51.8%

BANKING & FINANCE 37.6%

ABN AMRO Bank NV
4.800% due 04/18/2026		2,400	2,401

Air Lease Corp.
3.000% due 09/15/2023		3,150	2,961

American Tower Corp.
3.500% due 01/31/2023		3,375	3,320
4.700% due 03/15/2022		1,600	1,644

Banco Santander S.A.
6.250% due 09/11/2021 •(c)(d)	EUR	400	451

Bank of America Corp.
3.419% due 12/20/2028 •		$242	226
3.499% due 05/17/2022 •		4,500	4,502
4.000% due 04/01/2024		271	273
4.100% due 07/24/2023		5,600	5,679
4.125% due 01/22/2024		15,100	15,315
5.875% due 03/15/2028 •(c)		6,700	6,108

Barclays Bank PLC
7.625% due 11/21/2022 (d)		12,100	12,561
10.000% due 05/21/2021	GBP	300	441
14.000% due 06/15/2019 •(c)		100	134

Barclays PLC
4.375% due 01/12/2026		$1,500	1,428
6.500% due 09/15/2019 •(c)(d)	EUR	400	448

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$12,800	12,897

BNP Paribas S.A.
4.400% due 08/14/2028		14,700	14,384

BPCE S.A.
5.150% due 07/21/2024		1,000	1,005

Charles Schwab Corp.
4.625% due 03/01/2022 •(c)		4,503	4,132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2027 •(c)		$5,000	$4,208

CIT Group, Inc.
4.750% due 02/16/2024		5,400	5,204

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	6,199

Credit Agricole S.A.
7.500% due 06/23/2026 •(c)(d)	GBP	100	132

Credit Suisse AG
6.500% due 08/08/2023 (d)		$7,216	7,546

Credit Suisse Group AG
7.500% due 07/17/2023 •(c)(d)		10,000	9,775

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	397

Crown Castle International Corp.
5.250% due 01/15/2023		4,000	4,157

Deutsche Bank AG
4.250% due 10/14/2021		16,375	16,020

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,896	6,126

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,438

General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	22,734

GLP Capital LP
5.250% due 06/01/2025		2,350	2,339
5.300% due 01/15/2029		3,150	3,093

Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	23,727
4.000% due 03/03/2024		16,700	16,489

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,053

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	3,972
5.875% due 09/28/2026 •(c)(d)	GBP	10,400	12,713
6.250% due 03/23/2023 •(c)(d)		$7,000	6,571
6.375% due 09/17/2024 •(c)(d)		1,200	1,119

ING Groep NV
4.625% due 01/06/2026		5,000	5,044

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	9,642

JPMorgan Chase & Co.
3.625% due 05/13/2024		900	895
5.990% (US0003M + 3.470%) due 01/30/2019 ~(c)		22,164	21,942

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	1,402	83

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	3,300	$3,873

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		$7,100	6,871

MetLife Capital Trust
7.875% due 12/15/2067		600	683

Morgan Stanley
3.700% due 10/23/2024		10,000	9,841
3.737% due 04/24/2024 •		6,400	6,357
3.875% due 04/29/2024		1,000	996
4.000% due 07/23/2025		6,900	6,816

Navient Corp.
5.875% due 03/25/2021		5,255	5,051
7.250% due 01/25/2022		12,700	12,303
8.000% due 03/25/2020		1,950	1,986

Oversea-Chinese Banking Corp. Ltd.
3.090% (US0003M + 0.450%) due 05/17/2021 ~		7,700	7,698

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(c)(d)		1,800	1,787
8.625% due 08/15/2021 •(c)(d)		17,400	18,052

Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	2,994

SLM Student Loan Trust
1.450% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	9,471

Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	7,505

State Street Corp.
5.625% due 12/15/2023 •(c)		14,000	13,247

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	386	534
5.744% due 04/13/2040		1,068	1,536
5.801% due 10/13/2040		6,945	10,061

UBS AG
4.750% due 02/12/2026 •(d)	EUR	400	486
7.625% due 08/17/2022 (d)		$4,000	4,270

Wells Fargo & Co.
3.450% due 02/13/2023		5,400	5,291
3.757% (US0003M + 1.230%) due 10/31/2023 ~		10,000	9,976
6.558% (US0003M + 3.770%) due 03/15/2019 ~(c)		12,417	12,355

			445,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 11.6%

Bacardi Ltd.
4.450% due 05/15/2025	$5,000	$4,942

Bayer U.S. Finance LLC
4.375% due 12/15/2028	6,900	6,605

BMW U.S. Capital LLC
3.118% (US0003M + 0.500%) due 08/13/2021 ~	15,300	15,160

Braskem Finance Ltd.
5.750% due 04/15/2021	1,600	1,651

Campbell Soup Co.
3.650% due 03/15/2023	5,800	5,661

Charter Communications Operating LLC
4.908% due 07/23/2025	800	796

CVS Health Corp.
4.100% due 03/25/2025	2,850	2,829
4.300% due 03/25/2028	10,000	9,810

DAE Funding LLC
5.250% due 11/15/2021	6,300	6,213

Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	57	57

Ecopetrol S.A.
5.875% due 09/18/2023	2,500	2,613

Energy Transfer Operating LP
9.700% due 03/15/2019	300	304

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~	4,050	4,006

General Electric Co.
5.000% due 01/21/2021 •(c)	9,000	6,896

General Mills, Inc.
3.700% due 10/17/2023	4,000	3,981
4.000% due 04/17/2025	4,600	4,535

Kinder Morgan Energy Partners LP
3.500% due 03/01/2021	300	299
3.950% due 09/01/2022	1,000	1,000
6.850% due 02/15/2020	3,000	3,107

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	2,650	2,564

Magellan Health, Inc.
4.400% due 09/22/2024	8,500	8,008

Marvell Technology Group Ltd.
4.875% due 06/22/2028	6,050	5,909

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	1,011	1,087
7.150% due 04/01/2021 «	6,100	6,058

Ooredoo International Finance Ltd.
5.000% due 10/19/2025	11,800	12,223

Rockies Express Pipeline LLC
5.625% due 04/15/2020	100	101

Sands China Ltd.
4.600% due 08/08/2023	15,400	15,337

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SES Global Americas Holdings GP
2.500% due 03/25/2019	$400	$399

Syngenta Finance NV
4.441% due 04/24/2023	2,500	2,412

Wabtec Corp.
4.700% due 09/15/2028	1,400	1,316

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,800	1,785

		137,664

UTILITIES 2.6%

AT&T, Inc.
3.956% (US0003M + 1.180%) due 06/12/2024 ~	5,500	5,339

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	1,860	1,796

Verizon Communications, Inc.
4.500% due 08/10/2033	12,000	11,886
4.672% due 03/15/2055	8,000	7,388

Vodafone Group PLC
3.750% due 01/16/2024	4,150	4,095

		30,504

Total Corporate Bonds & Notes (Cost $632,902)		614,136

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	200	202

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	670	718

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	200	201

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,216

		2,337

TEXAS 0.5%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	5,720	5,814

Total Municipal Bonds & Notes (Cost $8,012)		8,151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 52.6%

Fannie Mae
4.500% due 08/01/2039 - 11/01/2041		$258	$270

Fannie Mae, TBA
3.000% due 01/01/2034 - 02/01/2034		37,000	36,920
3.500% due 02/01/2034 - 02/01/2049		349,400	349,937
4.000% due 01/01/2049 - 02/01/2049		182,200	185,661

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038		50	55

Ginnie Mae
3.084% due 02/20/2066 •		2,143	2,150
3.375% (H15T1Y + 1.500%) due 01/20/2022 ~		2	2

Ginnie Mae, TBA
5.000% due 01/01/2049		33,000	34,336

Tennessee Valley Authority
7.125% due 05/01/2030		10,000	13,799

Total U.S. Government Agencies (Cost $616,824)			623,130

U.S. TREASURY OBLIGATIONS 13.7%

U.S. Treasury Notes
1.875% due 01/31/2022 (f)(h)(j)		164,900	161,996

Total U.S. Treasury Obligations (Cost $164,578)			161,996

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%

Banc of America Funding Trust
4.447% due 01/20/2047 ^~		59	57

Bear Stearns Adjustable Rate Mortgage Trust
3.123% due 05/25/2034 ~		23	21
4.486% due 10/25/2033 ~		26	26

Bear Stearns ALT-A Trust
4.035% due 02/25/2036 ^~		591	515

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 «~		2,956	2,971

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •		99	100
4.680% due 09/25/2035 •		119	121

Civic Mortgage LLC
3.892% due 06/25/2022 Ø		1,634	1,632
4.349% due 11/25/2022 Ø		4,760	4,764

Cordusio RMBS SRL
0.000% due 06/30/2035 •	EUR	23	26

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.706% due 05/25/2036 •		$55	$48
6.000% due 08/25/2034		7,177	7,555

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 03/25/2035 •		105	94
3.910% due 08/25/2034 ^~		16	15

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.916% due 07/25/2033 ~		4	4

Downey Savings & Loan Association Mortgage Loan Trust
2.730% due 08/19/2045 •		732	702
4.154% due 07/19/2044 ~		489	496

Eurosail PLC
1.850% due 06/13/2045 •	GBP	2,375	2,936

GreenPoint Mortgage Funding Trust
2.966% due 06/25/2045 •		$1,771	1,636

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.852% due 10/25/2033 ~		3	3

GSR Mortgage Loan Trust
3.830% due 03/25/2033 •		21	21
4.300% due 09/25/2035 ~		160	163
4.494% due 09/25/2035 ~		340	350

HarborView Mortgage Loan Trust
2.660% due 01/19/2038 •		151	146
2.810% due 06/20/2035 •		243	240

HomeBanc Mortgage Trust
2.766% due 01/25/2036 •		1,007	998
3.228% due 04/25/2037 ^~		75	70

JPMorgan Mortgage Trust
4.115% due 11/25/2033 ~		26	26
4.314% due 07/25/2035 ~		215	216
4.327% due 07/25/2035 ~		353	366
4.336% due 02/25/2035 ~		23	23

LMREC, Inc.
3.484% due 02/22/2032 •		4,500	4,488
4.204% due 11/24/2031 «•		19,729	19,729

Morgan Stanley Mortgage Loan Trust
4.329% due 08/25/2034 ~		2,017	2,050

RBSSP Resecuritization Trust
2.822% due 09/26/2034 •		321	319
2.822% due 04/26/2037 •		996	991

Residential Accredit Loans, Inc. Trust
2.716% due 04/25/2046 •		900	414

Structured Adjustable Rate Mortgage Loan Trust
4.232% due 02/25/2034 ~		42	41

Structured Asset Mortgage Investments Trust
3.126% due 09/25/2045 •		631	601

Uropa Securities PLC
1.107% due 06/10/2059 •	GBP	7,859	9,530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.257% due 06/10/2059 •	GBP	1,816	$2,190
1.457% due 06/10/2059 •		1,420	1,721
1.657% due 06/10/2059 •		1,513	1,811

WaMu Mortgage Pass-Through Certificates Trust
2.816% due 01/25/2045 •		$85	85
3.157% due 02/25/2046 •		577	574
3.246% due 11/25/2034 •		879	869

Wells Fargo Mortgage-Backed Securities Trust
4.990% due 03/25/2036 ~		147	144

Total Non-Agency Mortgage-Backed Securities (Cost $70,445)			71,898

ASSET-BACKED SECURITIES 27.0%

Ally Master Owner Trust
3.290% due 05/15/2023		5,000	5,034

Ameriquest Mortgage Securities Trust
2.896% due 03/25/2036 •		100	99

Arbor Realty Commercial Real Estate Notes Ltd.
3.755% due 04/15/2027 •		11,900	11,928

Atrium Corp.
3.299% due 04/22/2027 •		5,650	5,584
3.827% due 10/23/2024 •		10,000	10,033

Bear Stearns Asset-Backed Securities Trust
2.706% due 12/25/2036 •		851	850
2.916% due 12/25/2035 •		138	138
3.506% due 10/25/2037 •		237	238

BSPRT Issuer Ltd.
3.630% due 06/15/2027 •		2,389	2,392

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.436% due 05/25/2035 •		3,499	3,461

Conseco Finance Corp.
6.220% due 03/01/2030		60	63
6.530% due 02/01/2031 ~		2,030	1,958

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		5,897	5,919

Crown Point CLO Ltd.
3.975% due 10/20/2028 •		9,260	9,218

Denali Capital CLO LLC
3.558% due 10/26/2027 •		22,470	22,329

Dryden Senior Loan Fund
3.336% due 10/15/2027 •		8,300	8,240

ECAF Ltd.
3.473% due 06/15/2040		465	462
4.947% due 06/15/2040		456	471

ECMC Group Student Loan Trust
3.256% due 02/27/2068 •		8,945	8,941

First Franklin Mortgage Loan Trust
3.241% due 09/25/2035 •		411	413

First NLC Trust
3.211% due 12/25/2035 •		488	491

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
3.486% (US0003M + 1.050%) due 07/15/2027 ~		$13,600	$13,547

Greystone Commercial Real Estate Ltd.
4.005% due 03/15/2027 •		17,900	17,904

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	2,150	2,442

Home Equity Asset Trust
3.706% due 10/25/2033 •		$506	502

ICG U.S. CLO Ltd.
3.286% due 01/16/2028 •		5,600	5,567

Jamestown CLO Ltd.
3.669% due 01/17/2027 •		12,252	12,244

Jubilee CLO BV
0.489% due 12/15/2029 •	EUR	12,850	14,589

Loomis Sayles CLO Ltd.
3.336% due 04/15/2028 •		$14,000	13,816

M360 Advisors LLC
4.395% due 07/24/2028		5,000	5,021

Merrill Lynch Mortgage Investors Trust
2.626% due 02/25/2037 •		175	76

METAL LLC
4.581% due 10/15/2042		3,134	3,162

Morgan Stanley ABS Capital, Inc. Trust
3.151% due 09/25/2035 •		380	380

Morgan Stanley Mortgage Loan Trust
2.866% due 04/25/2037 •		123	59

Mountain View CLO Ltd.
3.236% due 10/15/2026 •		7,000	6,988

Navient Student Loan Trust
3.556% due 12/27/2066 •		16,766	16,787

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.391% due 09/25/2035 •		1,000	1,004

OCP CLO Ltd.
3.236% due 07/15/2027 •		3,300	3,274

OFSI Fund Ltd.
3.086% due 03/20/2025 •		2,717	2,712

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		4,727	4,719

Residential Asset Securities Corp. Trust
3.146% due 08/25/2035 •		6,189	6,066

RMAT LP
4.090% due 05/25/2048 Ø		3,796	3,796

S-Jets Ltd.
3.967% due 08/15/2042		5,685	5,743

SLM Student Loan Trust
1.450% due 03/15/2038 •	GBP	21,848	26,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
3.196% due 06/25/2035 •	$224	$225
3.211% due 03/25/2034 •	3,368	3,324

Structured Asset Securities Corp. Mortgage Loan Trust
2.846% due 02/25/2036 •	842	844
3.181% due 11/25/2035 •	1,200	1,203

Symphony CLO Ltd.
3.316% due 04/15/2028 •	9,600	9,565

Telos CLO Ltd.
3.399% due 04/17/2028 •	2,950	2,945

TICP CLO Ltd.
3.309% due 04/20/2028 •	12,450	12,291

Venture CLO Ltd.
3.316% due 04/15/2027 •	23,000	22,759

Wells Fargo Home Equity Asset-Backed Securities Trust
3.391% due 11/25/2035 •	1,500	1,505
3.556% due 10/25/2034 •	220	216

Total Asset-Backed Securities (Cost $320,001)		320,479

SOVEREIGN ISSUES 0.8%

Qatar Government International Bond
3.875% due 04/23/2023	9,000	9,116

Total Sovereign Issues (Cost $8,947)		9,116

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS (e) 2.8%
		33,175

U.S. TREASURY BILLS 0.0%
2.387% due 03/07/2019 (a)(b)(j)	66	66

Total Short-Term Instruments (Cost $33,241)		33,241

Total Investments in Securities (Cost $1,873,680)		1,860,760

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III	1,653,045	$16,339

Total Short-Term Instruments (Cost $16,339)		16,339

Total Investments in Affiliates (Cost $16,339)		16,339

Total Investments 158.4% (Cost $1,890,019)		$1,877,099

Financial Derivative Instruments (g)(i) (0.2)% (Cost or Premiums, net $1,740)		(1,993)

Other Assets and Liabilities, net (58.2)%		(690,103)

Net Assets 100.0%		$1,185,003

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$2,975	U.S. Treasury Notes 2.875% due 09/30/2023	$(3,037)	$2,975	$2,975

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
RDR	3.200%	12/31/2018	01/02/2019	$30,200	U.S. Treasury Notes 2.000% due 11/30/2022	$(30,859)	$30,200	$30,206

Total Repurchase Agreements						$(33,896)	$33,175	$33,181

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.570%	11/14/2018	01/14/2019	$(8,947)	$(8,978)
	2.600	11/27/2018	01/23/2019	(6,825)	(6,843)
	2.720	12/27/2018	02/27/2019	(17,030)	(17,038)
BSN	2.370	10/09/2018	01/09/2019	(4,547)	(4,573)
GRE	2.460	11/28/2018	01/22/2019	(9,177)	(9,199)
	2.540	11/14/2018	02/14/2019	(7,197)	(7,221)

Total Reverse Repurchase Agreements					$(53,852)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.420%	10/17/2018	01/17/2019	$(48,690)	$(48,942)
	2.420	11/28/2018	01/17/2019	(9,175)	(9,197)

Total Sale-Buyback Transactions					$(58,139)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(32,859)	$0	$(32,859)	$32,689	$(170)
BSN	0	(4,573)	0	(4,573)	4,617	44
FICC	2,975	0	0	2,975	(3,037)	(62)
GRE	0	(16,420)	0	(16,420)	16,504	84
RDR	30,206	0	0	30,206	(30,859)	(653)

Master Securities Forward Transaction Agreement
UBS	0	0	(58,139)	(58,139)	57,940	(199)

Total Borrowings and Other Financing Transactions	$33,181	$(53,852)	$(58,139)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(29,593)	$(24,259)	$0	$(53,852)

Total	$0	$(29,593)	$(24,259)	$0	$(53,852)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(58,139)	0	0	(58,139)

Total	$0	$(58,139)	$0	$0	$(58,139)

Total Borrowings	$0	$(87,732)	$(24,259)	$0	$(111,991)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(111,991)

(f)	Securities with an aggregate market value of $112,680 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(193,055) at a weighted average interest rate of 1.721%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(58) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	$103.250	02/22/2019	127	$127	$1	$0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	103.500	02/22/2019	101	101	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	103.750	02/22/2019	28	28	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	104.000	02/22/2019	1,458	1,458	13	2
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.000	02/22/2019	22	22	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.250	02/22/2019	122	122	1	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.500	02/22/2019	144	144	1	1

					$17	$3

Total Purchased Options					$17	$3

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,635	$	397,918	$1,142	$41	$0
Euro-Bund 10-Year Bond March Futures	03/2019	525		98,372	1,008	0	(115)
U.S. Treasury 5-Year Note March Futures	03/2019	2,002		229,604	3,759	500	0

					$5,909	$541	$(115)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2019	832	$	(143,752)	$(311)	$200	$0

Total Futures Contracts					$5,598	$741	$(115)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	1.510%	$30,500	$3,769	$(249)	$3,520	$0	$(57)
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.648	11,000	1,997	(840)	1,157	5	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	11,900	(408)	(129)	(537)	4	0
Kinder Morgan, Inc.	1.000	Quarterly	06/20/2021	0.410	8,900	(182)	311	129	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.517	1,100	(37)	53	16	0	0

						$5,139	$(854)	$4,285	$9	$(57)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$	600,000	$(9,368)	$732	$(8,636)	$0	$(21)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		78,400	3,026	(1,120)	1,906	0	(142)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		256,700	1,879	15,132	17,011	0	(829)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		172,800	1,906	(6,066)	(4,160)	0	(669)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month GBP-LIBOR	1.500%	Semi-Annual	03/20/2029	GBP	46,000	$791	$(1,101)	$(310)	$0	$(220)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	6,290,000	(80)	(816)	(896)	1	0

							$(1,846)	$6,761	$4,915	$1	$(1,881)

Total Swap Agreements							$3,293	$5,907	$9,200	$10	$(1,938)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$741	$10	$754	$0	$(115)	$(1,938)	$(2,053)

(h)

Securities with an aggregate market value of $22,885 and cash of $19,858 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	19,865	$	22,679	$0	$(96)
CBK	01/2019	AUD	34,746		25,454	976	0
	01/2019	GBP	580		743	3	0
	01/2019	$	24,489	MXN	470,839	0	(609)
	02/2019		12,642	COP	40,006,120	0	(351)
	03/2019	KRW	3,199,711	$	2,855	0	(21)
GLM	01/2019	GBP	60,888		77,862	223	0
	01/2019	$	692	EUR	608	5	0
	03/2019		16,828	IDR	247,371,644	231	0
HUS	01/2019	MXN	257,461	$	12,807	0	(251)
IND	01/2019	$	2,465	JPY	279,378	85	0
JPM	02/2019		6,543	TRY	36,723	218	0
	02/2019		213	ZAR	3,135	4	0
MYI	01/2019		429	PLN	1,602	0	(1)
SCX	01/2019		1,138	GBP	899	9	0
SOG	01/2019		11,803	RUB	788,736	0	(515)
	03/2019		25,007	INR	1,786,776	374	0
SSB	03/2019	TWD	1,450,703	$	47,437	0	(60)

Total Forward Foreign Currency Contracts						$2,128	$(1,904)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	$69.000	01/07/2019	$265,000	$10	$0

Total Purchased Options					$10	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900%	01/16/2019	$	5,800	$(9)	$(9)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		13,000	(22)	(22)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		20,500	(35)	(39)

							$(66)	$(70)

Total Written Options							$(66)	$(70)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)		Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
											Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.993%	$	2,800		$(16)	$14	$0		$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.609%	$9,250	$(644)	$464	$0	$(180)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	700	(5)	(12)	0	(17)
BRC	Mexico Government International Bond	1.000	Quarterly	06/20/2022	1.208	19,800	(519)	392	0	(127)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.391	800	66	(24)	42	0
CBK	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	500	(2)	(10)	0	(12)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	6,800	(275)	27	0	(248)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	7,400	(69)	(61)	0	(130)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.391	500	43	(17)	26	0
HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	6,500	(47)	(67)	0	(114)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	2,800	(39)	(30)	0	(69)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	700	(7)	(10)	0	(17)

							$(1,498)	$652	$68	$(914)

Total Swap Agreements							$(1,514)	$666	$68	$(916)

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$(96)	$(9)	$0	$(105)	$(105)	$0	$(105)
BPS	0	0	0	0	0	0	(197)	(197)	(197)	0	(197)
BRC	0	0	42	42	0	0	(127)	(127)	(85)	0	(85)
CBK	979	0	0	979	(981)	(22)	(12)	(1,015)	(36)	0	(36)
GLM	459	0	0	459	0	0	0	0	459	(580)	(121)
GST	0	0	26	26	0	(39)	(380)	(419)	(393)	421	28
HUS	0	0	0	0	(251)	0	(183)	(434)	(434)	264	(170)
IND	85	0	0	85	0	0	0	0	85	0	85
JPM	222	0	0	222	0	0	(17)	(17)	205	0	205
MYI	0	0	0	0	(1)	0	0	(1)	(1)	66	65
SCX	9	0	0	9	0	0	0	0	9	0	9
SOG	374	0	0	374	(515)	0	0	(515)	(141)	285	144
SSB	0	0	0	0	(60)	0	0	(60)	(60)	365	305

Total Over the Counter	$2,128	$0	$68	$2,196	$(1,904)	$(70)	$(916)	$(2,890)

(j)

Securities with an aggregate market value of $1,402 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	49

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	741	741
Swap Agreements	0	9	0	0	1	10

	$0	$9	$0	$0	$745	$754

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,128	$0	$2,128
Swap Agreements	0	68	0	0	0	68

	$0	$68	$0	$2,128	$0	$2,196

	$0	$77	$0	$2,128	$745	$2,950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$115	$115
Swap Agreements	0	57	0	0	1,881	1,938

	$0	$57	$0	$0	$1,996	$2,053

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,904	$0	$1,904
Written Options	0	70	0	0	0	70
Swap Agreements	0	916	0	0	0	916

	$0	$986	$0	$1,904	$0	$2,890

	$0	$1,043	$0	$1,904	$1,996	$4,943

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(55)	$(55)
Futures	0	0	0	0	(2,416)	(2,416)
Swap Agreements	0	3,929	0	0	(55)	3,874

	$0	$3,929	$0	$0	$(2,526)	$1,403

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,146	$0	$8,146
Purchased Options	0	0	0	0	(52)	(52)
Written Options	0	742	0	0	80	822
Swap Agreements	0	1,271	0	0	0	1,271

	$0	$2,013	$0	$8,146	$28	$10,187

	$0	$5,942	$0	$8,146	$(2,498)	$11,590

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	4,912	4,912
Swap Agreements	0	(3,194)	0	0	(1,951)	(5,145)

	$0	$(3,194)	$0	$0	$2,965	$(229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,292	$0	$2,292
Written Options	0	(4)	0	0	0	(4)
Swap Agreements	0	(1,031)	0	0	0	(1,031)

	$0	$(1,035)	$0	$2,292	$0	$1,257

	$0	$(4,229)	$0	$2,292	$2,965	$1,028

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,847	$3,766	$18,613
Corporate Bonds & Notes
Banking & Finance	0	445,885	83	445,968
Industrials	0	131,606	6,058	137,664
Utilities	0	30,504	0	30,504
Municipal Bonds & Notes
Illinois	0	2,337	0	2,337
Texas	0	5,814	0	5,814
U.S. Government Agencies	0	623,130	0	623,130
U.S. Treasury Obligations	0	161,996	0	161,996
Non-Agency Mortgage-Backed Securities	0	49,198	22,700	71,898
Asset-Backed Securities	0	320,479	0	320,479
Sovereign Issues	0	9,116	0	9,116
Short-Term Instruments
Repurchase Agreements	0	33,175	0	33,175
U.S. Treasury Bills	0	66	0	66
	$0	$1,828,153	$32,607	$1,860,760

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$16,339	$0	$0	$16,339

Total Investments	$16,339	$1,828,153	$32,607	$1,877,099

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	741	13	0	754
Over the counter	0	2,196	0	2,196
	$741	$2,209	$0	$2,950

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	51

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(115)	$(1,938)	$0	$(2,053)
Over the counter	0	(2,890)	0	(2,890)
	$(115)	$(4,828)	$0	$(4,943)

Total Financial Derivative Instruments	$626	$(2,619)	$0	$(1,993)

Totals	$16,965	$1,825,534	$32,607	$1,875,106

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 12/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$30,917	$0	$(19,015)	$33	$491	$(607)	$0	$(8,053)	$3,766	$(140)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	83	0	0	83	83
Industrials	199	0	(196)	(2)	(7)	6	6,058	0	6,058	0
Non-Agency Mortgage-Backed Securities	21,210	2,986	(1,315)	0	0	(181)	0	0	22,700	(168)

Totals	$52,326	$2,986	$(20,526)	$31	$484	$(699)	$6,058	$(8,053)	$32,607	$(225)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$3,766	Proxy Pricing	Base Price	96.340
Corporate Bonds & Notes
Banking & Finance	83	Other Valuation Techniques(2)	—	—
Industrials	6,058	Third Party Vendor	Broker Quote	99.310
Non-Agency Mortgage-Backed Securities	22,700	Third Party Vendor	Broker Quote	100.000-100.521

Total	$32,607

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series LD

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 253.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

Las Vegas Sands LLC
4.272% due 03/27/2025	$244	$234

Qatar National Bank SAQ
3.516% due 12/22/2020	1,000	992

Total Loan Participations and Assignments (Cost $1,238)		1,226

CORPORATE BONDS & NOTES 126.6%

BANKING & FINANCE 65.1%

AerCap Ireland Capital DAC
4.250% due 07/01/2020 (d)	500	501
4.625% due 10/30/2020 (d)	500	504

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,231
4.750% due 03/01/2020 (d)	500	507

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,536

Ally Financial, Inc.
3.500% due 01/27/2019	300	300
4.125% due 03/30/2020	300	298
4.250% due 04/15/2021	200	197
8.000% due 03/15/2020	200	207

American Tower Corp.
3.300% due 02/15/2021	400	398

Aozora Bank Ltd.
2.750% due 03/09/2020 (d)	1,000	993

Assurant, Inc.
4.072% (US0003M + 1.250%) due 03/26/2021 ~	400	400

Athene Global Funding
4.038% (US0003M + 1.230%) due 07/01/2022 ~(d)	900	904

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	800	775
4.125% due 08/01/2025	400	389
6.750% due 04/06/2021 (d)	250	265

Barclays PLC
2.750% due 11/08/2019 (d)	1,000	993

BGC Partners, Inc.
5.125% due 05/27/2021 (d)	300	303

BOC Aviation Ltd.
2.375% due 09/15/2021 (d)	400	386
3.000% due 03/30/2020 (d)	850	846
3.000% due 05/23/2022	1,300	1,266
3.875% due 05/09/2019	294	295

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	212
7.875% due 10/15/2019 (d)	1,500	1,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.437% (US0003M + 0.950%) due 07/24/2023 ~(d)		$1,500	$1,466

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (d)		850	844

Danske Bank A/S
3.836% (US0003M + 1.060%) due 09/12/2023 ~(d)		1,500	1,444

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		105	109

Five Corners Funding Trust
4.419% due 11/15/2023 (d)		500	515

Ford Motor Credit Co. LLC
2.681% due 01/09/2020 (d)		2,000	1,967
5.750% due 02/01/2021		500	510

General Motors Financial Co., Inc.
3.500% due 07/10/2019 (d)		2,000	2,000

Goodman HK Finance
4.375% due 06/19/2024		1,100	1,105

Hartford Financial Services Group, Inc.
5.500% due 03/30/2020 (d)		350	359

HSBC Holdings PLC
3.426% (US0003M + 0.650%) due 09/11/2021 ~(d)		2,500	2,468

Hyundai Capital Services, Inc.
1.625% due 08/30/2019		1,000	990

ICICI Bank Ltd.
3.125% due 08/12/2020		300	296
3.500% due 03/18/2020		400	399

International Lease Finance Corp.
6.250% due 05/15/2019 (d)		200	202
8.250% due 12/15/2020 (d)		250	269

JPMorgan Chase & Co.
5.990% (US0003M + 3.470%) due 01/30/2019 ~(b)		646	640

LeasePlan Corp. NV
2.875% due 01/22/2019 (d)		600	600

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(b)(c)	GBP	1,050	1,341

Macquarie Bank Ltd.
2.600% due 06/24/2019		$100	100

Mitsubishi UFJ Financial Group, Inc.
3.368% (US0003M + 0.860%) due 07/26/2023 ~(d)		2,000	1,979

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		1,000	960
2.750% due 10/21/2020		300	295

Mizuho Financial Group, Inc.
3.647% (US0003M + 0.940%) due 02/28/2022 ~(d)		1,400	1,400

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.649% (US0003M + 1.180%) due 01/20/2022 ~	$300	$299

Navient Corp.
4.875% due 06/17/2019	690	688
5.875% due 03/25/2021	100	96
8.000% due 03/25/2020	500	509

Nomura Holdings, Inc.
6.700% due 03/04/2020 (d)	623	647

ORIX Corp.
2.900% due 07/18/2022 (d)	1,200	1,173

Qatari Diar Finance Co.
5.000% due 07/21/2020	600	612

QNB Finance Ltd.
2.125% due 09/07/2021	200	191
4.068% (US0003M + 1.450%) due 08/11/2021 ~	600	599

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •	600	577
4.086% (US0003M + 1.470%) due 05/15/2023 ~(d)	700	679
4.372% (US0003M + 1.550%) due 06/25/2024 ~	500	478

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,000	985

Santander UK PLC
2.350% due 09/10/2019 (d)	200	199
3.400% due 06/01/2021 (d)	1,100	1,095

SBA Tower Trust
3.156% due 10/10/2045	1,800	1,784

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,015

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)	1,200	1,168
2.650% due 07/15/2021	600	584
3.000% due 07/15/2022 (d)	300	291

Springleaf Finance Corp.
8.250% due 12/15/2020	200	207

State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~	600	601
3.622% due 04/17/2019 (d)	800	801

VEREIT Operating Partnership LP
3.000% due 02/06/2019 (d)	500	500

WEA Finance LLC
2.700% due 09/17/2019 (d)	500	498

		53,784

INDUSTRIALS 48.2%

Allergan Sales LLC
5.000% due 12/15/2021 (d)	400	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Andeavor Logistics LP
5.500% due 10/15/2019	$1,800	$1,815

Aptiv PLC
3.150% due 11/19/2020 (d)	700	695

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)	600	592

BAT Capital Corp.
3.496% (US0003M + 0.880%) due 08/15/2022 ~(d)	1,500	1,472

Bayer U.S. Finance LLC
2.750% due 07/15/2021	100	97

BMW U.S. Capital LLC
3.118% (US0003M + 0.500%) due 08/13/2021 ~(d)	1,500	1,486

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)	600	580

Broadcom Corp.
2.375% due 01/15/2020 (d)	1,800	1,778

Central Nippon Expressway Co. Ltd.
3.628% (US0003M + 0.850%) due 09/14/2021 ~(d)	1,400	1,404

Charter Communications Operating LLC
3.579% due 07/23/2020	500	500
4.191% (US0003M + 1.650%) due 02/01/2024 ~	300	295
4.464% due 07/23/2022	1,200	1,212

Crown Castle Towers LLC
3.222% due 05/15/2042 (d)	300	296

CVS Health Corp.
3.350% due 03/09/2021 (d)	1,000	997
3.500% due 07/20/2022 (d)	200	199

D.R. Horton, Inc.
3.750% due 03/01/2019	200	200
4.000% due 02/15/2020 (d)	300	301
4.375% due 09/15/2022 (d)	1,000	1,012

Dell International LLC
4.420% due 06/15/2021	400	400
5.450% due 06/15/2023 (d)	400	407

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	115	119

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,400	1,371

DISH DBS Corp.
7.875% due 09/01/2019	300	307

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~(d)	1,000	998

Energy Transfer Operating LP
9.000% due 04/15/2019 (d)	200	203

Flex Ltd.
4.625% due 02/15/2020 (d)	300	302

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~	$200	$198

General Electric Co.
5.000% due 01/21/2021 •(b)	2,000	1,533
6.000% due 08/07/2019	500	505

General Mills, Inc.
3.459% (US0003M + 1.010%) due 10/17/2023 ~	100	98
6.610% due 10/15/2022	500	528

Georgia-Pacific LLC
3.734% due 07/15/2023 (d)	200	202

Imperial Brands Finance PLC
2.950% due 07/21/2020 (d)	650	640

Kansas City Southern
3.000% due 05/15/2023 (d)	1,500	1,469

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	168	163

Masco Corp.
5.950% due 03/15/2022	76	81
7.125% due 03/15/2020	52	54

McCormick & Co., Inc.
3.150% due 08/15/2024 (d)	1,400	1,351

MGM Resorts International
6.750% due 10/01/2020	300	309
8.625% due 02/01/2019	400	403

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019 (d)	400	400

Mylan NV
3.150% due 06/15/2021 (d)	1,400	1,372

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020 (d)	700	709
6.000% due 04/07/2023 (d)	1,000	1,065

Pioneer Natural Resources Co.
3.450% due 01/15/2021 (d)	300	299

QUALCOMM, Inc.
2.600% due 01/30/2023 (d)	1,700	1,637

Reynolds American, Inc.
4.000% due 06/12/2022 (d)	600	594

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	721
6.250% due 03/15/2022 (d)	300	316

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,500	1,479
2.400% due 09/23/2021	100	97

Sky Ltd.
3.125% due 11/26/2022 (d)	1,000	987

Syngenta Finance NV
3.933% due 04/23/2021	200	197

Telefonica Emisiones S.A.
5.134% due 04/27/2020 (d)	850	868
5.877% due 07/15/2019 (d)	200	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	$400	$379

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019 (d)	500	494

WestJet Airlines Ltd.
3.500% due 06/16/2021 (d)	1,100	1,091

		39,891

UTILITIES 13.3%

AT&T, Inc.
3.504% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,081
3.956% (US0003M + 1.180%) due 06/12/2024 ~	300	291

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	199

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021 (d)	300	318

Enel Finance International NV
4.250% due 09/14/2023	200	196

FirstEnergy Corp.
2.850% due 07/15/2022	700	683

KT Corp.
2.625% due 04/22/2019	200	200

NextEra Energy Capital Holdings, Inc.
3.257% (US0003M + 0.550%) due 08/28/2021 ~(d)	1,800	1,778

Pennsylvania Electric Co.
5.200% due 04/01/2020 (d)	800	820

Plains All American Pipeline LP
2.600% due 12/15/2019	500	493

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	800	798
2.500% due 04/28/2020	1,200	1,185

Southern Power Co.
3.342% due 12/20/2020	65	64

Telstra Corp. Ltd.
3.125% due 04/07/2025	100	96

Verizon Communications, Inc.
3.716% (US0003M + 1.100%) due 05/15/2025 ~(d)	1,100	1,067

Vodafone Group PLC
3.426% (US0003M + 0.990%) due 01/16/2024 ~(d)	1,800	1,757

		11,026

Total Corporate Bonds & Notes (Cost $106,617)		104,701

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.4%

PENNSYLVANIA 1.4%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.620% (US0003M + 0.130%) due 10/25/2036 ~	$1,130	$1,118

Total Municipal Bonds & Notes (Cost $1,110)		1,118

U.S. GOVERNMENT AGENCIES 1.0%

Fannie Mae
2.760% due 09/25/2022 •	18	18
3.000% due 03/01/2042	178	175
3.500% due 08/01/2047	366	366

Freddie Mac
6.455% due 01/15/2022 •	11	11

Ginnie Mae
2.920% due 10/20/2037 •	45	45
2.994% due 08/20/2061 •	53	53
3.114% due 05/20/2066 •	176	179

Total U.S. Government Agencies (Cost $845)		847

U.S. TREASURY OBLIGATIONS 87.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2022 (d)	5,927	5,736
0.625% due 04/15/2023 (d)	4,602	4,528
0.750% due 07/15/2028 (d)	6,146	6,021

U.S. Treasury Notes
2.625% due 07/31/2020 (d)	56,200	56,270

Total U.S. Treasury Obligations (Cost $72,396)		72,555

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

Banc of America Funding Trust
2.770% due 02/20/2035 •	10	10
4.746% due 09/20/2034 ~	71	73

Bear Stearns Adjustable Rate Mortgage Trust
3.997% due 04/25/2033 ~	33	34
4.543% due 11/25/2034 ~	58	58
4.835% due 01/25/2034 ~	8	9

Citicorp Mortgage Securities Trust
5.500% due 08/25/2021	1	1

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •	7	7

Countrywide Alternative Loan Trust
2.666% due 07/25/2036 •	137	132

Credit Suisse First Boston Mortgage Securities Corp.
3.884% due 06/25/2033 ~	17	17
6.500% due 04/25/2033	64	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~	$6	$7
4.869% due 08/25/2033 •	98	99

Holmes Master Issuer PLC
2.856% due 10/15/2054 •	1,500	1,497

Impac CMB Trust
3.146% due 03/25/2035 •	378	368
3.506% due 07/25/2033 •	286	278

JPMorgan Mortgage Trust
3.855% due 06/25/2035 ~	19	19
4.303% due 09/25/2034 ~	8	8
4.336% due 02/25/2035 ~	5	5
4.642% due 04/25/2035 ~	167	170
4.701% due 02/25/2034 ~	45	46

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.892% due 10/20/2029 •	13	13
2.935% due 06/15/2030 •	20	20

Merrill Lynch Mortgage Investors Trust
2.966% due 04/25/2029 •	7	7
3.146% due 10/25/2028 •	6	6
3.677% due 02/25/2035 ~	138	143

Morgan Stanley Mortgage Loan Trust
4.333% due 11/25/2034 ~	9	9

Motel 6 Trust
3.375% due 08/15/2034 •	861	848

Prime Mortgage Trust
2.906% due 02/25/2034 •	9	8

Sequoia Mortgage Trust
3.170% due 10/19/2026 •	71	71
3.230% due 10/20/2027 •	12	11

Structured Asset Mortgage Investments Trust
3.050% due 07/19/2034 •	46	45
3.130% due 09/19/2032 •	11	11
6.389% due 06/25/2029 ~	6	6

Structured Asset Securities Corp. Mortgage Loan Trust
3.106% due 10/25/2027 •	9	8

Thornburg Mortgage Securities Trust
3.146% due 09/25/2043 •	7	7
3.718% due 04/25/2045 ~	30	30

VMC Finance LLC
3.390% due 10/15/2035 •	800	791

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 12/25/2045 •	210	208
2.796% due 10/25/2045 •	36	36
2.906% due 06/25/2044 •	30	29
3.246% due 11/25/2034 •	71	70
3.557% due 06/25/2042 •	8	7

Wells Fargo Commercial Mortgage Trust
3.282% due 12/13/2031 •	1,000	996

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.566% due 12/25/2034 ~	$105	$109
4.668% due 10/25/2033 ~	43	44

Wells Fargo-RBS Commercial Mortgage Trust
3.905% due 06/15/2044 •	1,800	1,825

Total Non-Agency Mortgage-Backed Securities (Cost $8,232)		8,261

ASSET-BACKED SECURITIES 22.4%

Allegro CLO Ltd.
3.740% due 01/30/2026 •	273	273

Amortizing Residential Collateral Trust
3.506% due 10/25/2034 •	285	285

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.546% due 04/25/2034 •	101	101

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 Ø	475	476

Bear Stearns Asset-Backed Securities Trust
3.256% due 03/25/2035 •	1,000	978
3.306% due 10/27/2032 •	40	39
3.706% due 01/25/2045 •	554	552

Chase Funding Trust
3.246% due 10/25/2032 •	68	67

Colony American Finance Ltd.
2.544% due 06/15/2048	115	114

Delta Funding Home Equity Loan Trust
3.275% due 09/15/2029 •	6	6

First Franklin Mortgage Loan Trust
2.666% due 04/25/2036 •	1,721	1,671

GSAA Home Equity Trust
3.146% due 12/25/2034 •	9	10

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •	1,000	994
3.575% due 04/18/2026 •	671	670

LCM LP
3.379% due 10/20/2027 •	250	249

Monarch Grove CLO
3.370% due 01/25/2028 •	1,500	1,485

New Century Home Equity Loan Trust
3.436% due 11/25/2034 •	902	901

NovaStar Mortgage Funding Trust
3.166% due 01/25/2036 •	1,500	1,487

RAAC Trust
3.056% due 01/25/2046 •	1,000	990

Renaissance Home Equity Loan Trust
3.506% due 12/25/2033 •	5	5

Residential Mortgage Loan Trust
3.815% due 09/25/2029 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
3.181% due 01/25/2035 •	$1,033	$1,018

SLM Student Loan Trust
3.240% due 04/25/2023 •	795	788
3.338% due 12/15/2025 •	449	452
3.990% due 04/25/2023 •	905	911
4.190% due 07/25/2023 •	750	763

SMB Private Education Loan Trust
3.455% due 06/15/2027 •	284	286

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	292	290

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	1,090	1,082
3.250% due 06/25/2047 Ø	294	293

Wellfleet CLO Ltd.
3.609% due 10/20/2027 •	1,000	1,000

Zais CLO Ltd.
3.586% due 04/15/2028 •	300	299

Total Asset-Backed Securities (Cost $18,531)		18,540

SOVEREIGN ISSUES 1.4%

Export-Import Bank of India
2.750% due 04/01/2020 (d)	1,200	1,187

Total Sovereign Issues (Cost $1,202)		1,187

SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.6%

Itau CorpBanca
2.570% due 01/11/2019	500	500

COMMERCIAL PAPER 0.4%

CNH Industrial Capital LLC
3.500% due 05/09/2019	300	296

Total Short-Term Instruments (Cost $796)		796

Total Investments in Securities (Cost $210,967)		209,231

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III	537,960	$5,317

Total Short-Term Instruments (Cost $5,317)		5,317

Total Investments in Affiliates (Cost $5,317)		5,317

Total Investments 259.5% (Cost $216,284)		$214,548

Financial Derivative Instruments (e)(f) (0.5)% (Cost or Premiums, net $(813))		(378)

Other Assets and Liabilities, net (159.0)%		(131,486)

Net Assets 100.0%		$82,684

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
CIW	2.850%	12/19/2018	01/18/2019	$(4,542)	$(4,547)
	2.850	12/20/2018	01/18/2019	(11,364)	(11,376)
FOB	2.800	12/10/2018	01/10/2019	(5,620)	(5,630)
RDR	2.640	12/07/2018	01/07/2019	(592)	(593)
	2.720	12/19/2018	01/18/2019	(5,979)	(5,985)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
	2.900%	12/17/2018	01/17/2019	$(1,839)	$(1,841)
UBS	2.760	12/14/2018	01/14/2019	(14,940)	(14,962)
	2.760	12/17/2018	01/17/2019	(16,278)	(16,298)
	2.770	12/21/2018	01/22/2019	(1,895)	(1,897)

Total Reverse Repurchase Agreements					$(63,129)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	2.950%	12/28/2018	01/04/2019	$(13,046)	$(13,051)
	3.350	12/31/2018	01/02/2019	(69,933)	(69,946)

Total Sale-Buyback Transactions					$(82,997)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
CIW	$0	$(15,923)	$0	$(15,923)	$16,645	$722
FOB	0	(5,630)	0	(5,630)	5,987	357
RDR	0	(8,419)	0	(8,419)	8,809	390
UBS	0	(33,157)	0	(33,157)	34,629	1,472

Master Securities Forward Transaction Agreement
BOS	0	0	(82,997)	(82,997)	82,359	(638)

Total Borrowings and Other Financing Transactions	$0	$(63,129)	$(82,997)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(63,129)	$0	$0	$(63,129)

Total	$0	$(63,129)	$0	$0	$(63,129)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(82,997)	0	0	(82,997)

Total	$0	$(82,997)	$0	$0	$(82,997)

Total Borrowings	$0	$(146,126)	$0	$0	$(146,126)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(146,126)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(d)	Securities with an aggregate market value of $148,429 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(115,309) at a weighted average interest rate of 2.068%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$131.000	02/22/2019	110	$110	$1	$2
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	132.000	02/22/2019	20	20	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	133.500	02/22/2019	107	107	1	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	135.000	02/22/2019	9	9	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	135.500	02/22/2019	2	2	0	0
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	137.500	02/22/2019	16	16	0	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.250	02/22/2019	65	130	1	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.375	02/22/2019	340	680	3	0
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.500	02/22/2019	20	40	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	119.250	02/22/2019	40	40	0	1
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.000	02/22/2019	416	416	4	6
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.250	02/22/2019	10	10	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	142.000	02/22/2019	40	40	1	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	144.000	02/22/2019	20	20	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	195.000	02/22/2019	4	4	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	200.000	02/22/2019	12	12	0	0

Total Purchased Options					$11	$10

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance December Futures	12/2019	52	$	9,309	$49	$3	$0
3-Month Canada Bankers Acceptance March Futures	03/2020	16		2,865	5	1	0
3-Month Canada Bankers Acceptance September Futures	09/2019	90		16,112	39	5	(2)
30-Day Federal Fund February Futures	02/2019	56		22,775	(3)	0	0
90-Day Eurodollar December Futures	12/2019	49		11,925	7	1	0

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	256	$	62,266	$66	$0	$0
Call Options Strike @ EUR 150.000 on United Kingdom Long Gilt March 2019 Futures	02/2019	63		0	(1)	0	0
U.S. Treasury 2-Year Note March Futures	03/2019	384		81,528	531	54	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2019	288		45,454	(14)	2	0

					$679	$66	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	49	$	(11,947)	$(10)	$0	$(4)
90-Day Eurodollar March Futures	03/2020	101		(24,605)	(148)	0	(5)
U.S. Treasury 5-Year Note March Futures	03/2019	304		(34,865)	(422)	0	(76)
U.S. Treasury 10-Year Note March Futures	03/2019	265		(32,334)	(744)	0	(104)
U.S. Treasury 10-Year Ultra March Futures	03/2019	60		(7,805)	(252)	0	(28)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	16		(2,571)	(135)	0	(10)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	288		(45,365)	0	5	(9)
United Kingdom Long Gilt March Futures	03/2019	63		(9,891)	(82)	10	(32)

					$(1,793)	$15	$(268)

Total Futures Contracts					$(1,114)	$81	$(270)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	16,000	$(847)	$493	$(354)	$0	$(26)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	3-Month USD-LIBOR	12.500%	Quarterly	06/21/2020	$	61,000	$2	$(6)	$(4)	$4	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		62,000	(91)	573	482	121	0
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2024		62,000	117	(629)	(512)	0	(158)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		1,200	20	(49)	(29)	0	(5)

							$48	$(111)	$(63)	$125	$(163)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	$	26,180	$0	$(6)	$(6)	$2	$0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021		13,100	0	(2)	(2)	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021		16,220	0	(4)	(4)	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.095%	Quarterly	05/21/2022		44,300	0	26	26	1	0

						$0	$14	$14	$5	$0

Total Swap Agreements						$(799)	$396	$(403)	$130	$(189)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10	$81	$130	$221	$0	$(270)	$(189)	$(459)

Cash of $1,683 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	CAD	111	$	83	$2	$0
	01/2019	EUR	4,785		5,463	0	(23)
BPS	01/2019	$	1,014	JPY	114,400	30	0
BRC	01/2019	EUR	131	$	149	0	(1)
	01/2019	GBP	78		100	0	0
	01/2019	MXN	2,597		127	0	(4)
	01/2019	$	108	GBP	85	1	0
GLM	01/2019	EUR	1,558	$	1,777	0	(10)
	01/2019	GBP	1,182		1,511	4	0
IND	01/2019	JPY	521,900		4,604	0	(159)
JPM	01/2019		109,200		966	0	(31)
	01/2019	$	4,627	JPY	516,400	86	0

Total Forward Foreign Currency Contracts						$123	$(228)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
FBF	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600%	01/16/2019	$	22,900	$1	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	98.000	03/04/2019	$	1,000	$0	$1
BPS	Call - OTC EUR versus USD	$	1.260	01/21/2019	EUR	3,000	1	0
	Call - OTC EUR versus USD		1.290	03/25/2019		1,300	0	0
GLM	Put - OTC USD versus JPY	JPY	95.000	01/24/2019	$	2,800	0	0
JPM	Call - OTC EUR versus USD	$	1.290	01/18/2019	EUR	2,100	0	0

							$1	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	02/11/2019	$28,600	$18	$207

Total Purchased Options							$20	$208

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$	1,000	$(1)	$(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,100	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		500	(1)	(1)
BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		300	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		900	(2)	(2)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		17,600	(16)	(28)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		1,100	(2)	(2)
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		1,000	(2)	(2)

							$(27)	$(42)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950%	02/11/2019	$	6,200	$(9)	$(110)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.030	02/11/2019		3,300	(9)	(91)

								$(18)	$(201)

Total Written Options								$(45)	$(243)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2	$1	$0	$3	$(23)	$(6)	$0	$(29)	$(26)	$0	$(26)
BPS	30	0	0	30	0	0	0	0	30	0	30
BRC	1	0	0	1	(5)	(3)	0	(8)	(7)	0	(7)
GLM	4	207	0	211	(10)	(201)	0	(211)	0	0	0
GST	0	0	0	0	0	(30)	0	(30)	(30)	0	(30)
IND	0	0	0	0	(159)	0	0	(159)	(159)	0	(159)
JPM	86	0	0	86	(31)	(3)	0	(34)	52	0	52

Total Over the Counter	$123	$208	$0	$331	$(228)	$(243)	$0	$(471)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	81	81
Swap Agreements	0	0	0	0	130	130

	$0	$0	$0	$0	$221	$221

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$123	$0	$123
Purchased Options	0	0	0	1	207	208

	$0	$0	$0	$124	$207	$331

	$0	$0	$0	$124	$428	$552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$270	$270
Swap Agreements	0	26	0	0	163	189

	$0	$26	$0	$0	$433	$459

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$228	$0	$228
Written Options	0	42	0	0	201	243

	$0	$42	$0	$228	$201	$471

	$0	$68	$0	$228	$634	$930

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	0	0	961	961
Swap Agreements	0	(347)	0	0	(255)	(602)

	$0	$(347)	$0	$0	$676	$329

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10)	$0	$(10)
Purchased Options	0	0	0	(10)	(125)	(135)
Written Options	0	13	0	12	65	90

	$0	$13	$0	$(8)	$(60)	$(55)

	$0	$(334)	$0	$(8)	$616	$274

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	65

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(1,066)	(1,066)
Swap Agreements	0	577	0	0	135	712

	$0	$577	$0	$0	$(929)	$(352)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115
Purchased Options	0	(1)	0	1	189	189
Written Options	0	(15)	0	0	(177)	(192)

	$0	$(16)	$0	$116	$12	$112

	$0	$561	$0	$116	$(917)	$(240)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,226	$0	$1,226
Corporate Bonds & Notes
Banking & Finance	0	53,784	0	53,784
Industrials	0	39,891	0	39,891
Utilities	0	11,026	0	11,026
Municipal Bonds & Notes
Pennsylvania	0	1,118	0	1,118
U.S. Government Agencies	0	847	0	847
U.S. Treasury Obligations	0	72,555	0	72,555
Non-Agency Mortgage-Backed Securities	0	8,261	0	8,261
Asset-Backed Securities	0	18,540	0	18,540
Sovereign Issues	0	1,187	0	1,187
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Commercial Paper	0	296	0	296
	$0	$209,231	$0	$209,231

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,317	$0	$0	$5,317

Total Investments	$5,317	$209,231	$0	$214,548

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	81	140	0	221
Over the counter	0	331	0	331
	$81	$471	$0	$552

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(270)	$(189)	$0	$(459)
Over the counter	0	(471)	0	(471)
	$(270)	$(660)	$0	$(930)

Total Financial Derivative Instruments	$(189)	$(189)	$0	$(378)

Totals	$5,128	$209,042	$0	$214,170

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	67

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.9%

CORPORATE BONDS & NOTES 27.4%

BANKING & FINANCE 20.4%

AerCap Ireland Capital DAC
5.000% due 10/01/2021		$15,800	$16,058

Air Lease Corp.
3.625% due 12/01/2027		3,300	2,922

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(d)(e)	EUR	2,000	2,278

Banco Santander Mexico S.A.
4.125% due 11/09/2022		$26,100	25,774

Bank of America Corp.
3.541% (US0003M + 0.790%) due 03/05/2024 ~		635	617

Barclays Bank PLC
7.625% due 11/21/2022 (e)		5,200	5,398
14.000% due 06/15/2019 •(d)	GBP	3,500	4,678

Barclays PLC
3.684% due 01/10/2023		$6,400	6,155

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,358

Blackstone CQP Holdco LP
6.500% due 03/20/2021		35,000	35,264

BPCE S.A.
4.625% due 07/11/2024		14,300	14,078

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)		4,200	3,534

Credit Suisse AG
6.500% due 08/08/2023 (e)		14,100	14,743

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	7,981

Deutsche Bank AG
0.184% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,800	4,240

Equinix, Inc.
2.875% due 03/15/2024		10,000	11,460

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$1,000	980

General Motors Financial Co., Inc.
3.200% due 07/13/2020		300	296
4.250% due 05/15/2023		9,630	9,428

Goldman Sachs Group, Inc.
4.306% (US0003M + 1.600%) due 11/29/2023 ~		4,200	4,165

Hospitality Properties Trust
5.000% due 08/15/2022		8,500	8,688

HSBC Holdings PLC
4.583% due 06/19/2029 •		3,400	3,376

ING Groep NV
4.625% due 01/06/2026		5,200	5,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
6.500% due 02/24/2021		$2,300	$2,359

JPMorgan Chase & Co.
3.367% (US0003M + 0.890%) due 07/23/2024 ~		4,000	3,911
3.717% (US0003M + 1.230%) due 10/24/2023 ~		1,200	1,201

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,057
7.500% due 09/27/2025 •(d)(e)		6,000	5,806

Morgan Stanley
3.875% due 04/29/2024		4,100	4,083

Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,500	1,549

Oversea-Chinese Banking Corp. Ltd.
3.090% (US0003M + 0.450%) due 05/17/2021 ~		7,200	7,198

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		1,900	1,817

Santander Holdings USA, Inc.
3.700% due 03/28/2022		2,000	1,966

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	950

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	140
5.744% due 04/13/2040		194	279
5.801% due 10/13/2040		685	992

UBS AG
7.625% due 08/17/2022 (e)		$14,000	14,945

Washington Prime Group LP
3.850% due 04/01/2020		1,900	1,872

Wells Fargo & Co.
4.100% due 06/03/2026		400	391

			253,232

INDUSTRIALS 6.8%

American Airlines Pass-Through Trust
4.950% due 07/15/2024		3,332	3,386

CVS Pass-Through Trust
7.507% due 01/10/2032		6,160	7,128

DAE Funding LLC
5.250% due 11/15/2021		6,200	6,115

DP World Ltd.
2.375% due 09/25/2026	EUR	8,200	9,269

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		$5,000	5,076

General Electric Co.
5.000% due 01/21/2021 •(d)		5,000	3,831

Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,045

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA Healthcare, Inc.
6.250% due 02/15/2021		$800	$820

HCA, Inc.
6.500% due 02/15/2020		10,300	10,583

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,700	2,660

Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,218
7.750% due 01/15/2032		2,200	2,645

Marvell Technology Group Ltd.
4.875% due 06/22/2028		7,000	6,837

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2019 (b)(d)		46	1

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	15,458

QVC, Inc.
5.125% due 07/02/2022		$900	910

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		3,100	3,060

			84,042

UTILITIES 0.2%

AT&T, Inc.
4.550% due 03/09/2049		1,036	896

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		41	40

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		88	50

Verizon Communications, Inc.
4.400% due 11/01/2034		2,000	1,935

			2,921

Total Corporate Bonds & Notes (Cost $351,933)			340,195

MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 0.4%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	4,783

ILLINOIS 0.2%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		900	1,071

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		2,005	1,915

			2,986

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	$900	$1,245

PENNSYLVANIA 0.8%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	740

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,352

		10,092

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	890	905

VIRGINIA 1.4%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	18,805	17,789

WEST VIRGINIA 1.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	23,325	22,905

Total Municipal Bonds & Notes (Cost $52,053)		60,705

U.S. GOVERNMENT AGENCIES 51.2%

Fannie Mae
2.956% due 08/25/2021 •	1	1
3.000% due 01/01/2046	295	288
3.462% due 12/01/2034 •	46	48
3.500% due 05/01/2047	504	505
4.000% due 11/25/2019 - 11/01/2048	30,613	31,236
4.006% due 05/01/2033 •	54	56
4.114% due 01/01/2033 •	32	33
4.236% due 05/01/2028 •	6	6
4.419% due 10/01/2032 •	11	11
4.465% due 09/01/2032 •	7	7
4.470% due 09/01/2027 •	36	37
4.474% due 11/01/2032 •	12	12
4.480% due 03/25/2041 ~	11	12
4.482% due 05/25/2042 ~	12	12
4.675% due 10/01/2034 •	42	42

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/01/2022 - 12/01/2023	$41	$43
6.500% due 07/18/2027 - 12/01/2028	23	26
7.000% due 11/01/2038	18	18
7.010% due 08/01/2022	10	10

Fannie Mae, TBA
3.000% due 01/01/2049	146,050	142,529
3.500% due 02/01/2034 - 02/01/2049	118,000	117,984
4.000% due 02/01/2049	132,845	135,359
4.500% due 02/01/2049	127,000	131,472

Freddie Mac
2.905% due 08/15/2029 - 12/15/2031 •	28	29
2.955% due 09/15/2030 •	4	4
3.005% due 03/15/2032 •	4	4
3.105% due 02/15/2024 •	223	227
3.605% due 09/15/2022 •	12	12
3.723% due 01/01/2033 •	2	2
3.742% due 08/01/2032 •	60	61
3.805% due 08/15/2023 •	4	4
4.131% due 02/01/2033 •	34	35
4.226% due 02/01/2029 •	36	38
4.375% due 08/01/2029 •	12	12
4.625% due 10/01/2032 •	22	23
4.643% due 07/01/2032 •	3	3
4.750% due 01/01/2032 •	21	21
4.875% due 10/01/2032 •	51	52
6.000% due 12/15/2028	187	203
6.500% due 12/15/2023	3	3
7.000% due 04/01/2029 - 03/01/2030	13	14
7.500% due 08/15/2030	28	31

Ginnie Mae
2.820% due 06/20/2032 •	9	9
3.125% due 11/20/2023 - 10/20/2026 ~	32	33
3.125% due 10/20/2027 •	7	6
3.375% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	48	47
3.375% due 01/20/2027 - 03/20/2032 •	107	110
3.625% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	57	58
3.625% (H15T1Y + 1.500%) due 04/20/2027 - 06/20/2032 •	45	47
3.750% (H15T1Y + 1.500%) due 04/20/2019 - 08/20/2026 ~	12	12
3.750% due 07/20/2027 - 07/20/2029 •	38	38
4.000% (H15T1Y + 1.500%) due 08/20/2025 ~	35	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% (H15T1Y + 2.000%) due 06/20/2022 ~	$13	$13
6.500% due 05/15/2023 - 12/15/2023	1	1

Ginnie Mae, TBA
4.000% due 01/01/2049	71,700	73,431

NCUA Guaranteed Notes
2.830% due 10/07/2020 •	983	985

Vendee Mortgage Trust
6.500% due 09/15/2024	295	318

Total U.S. Government Agencies (Cost $629,078)		635,668

U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Notes
2.000% due 05/31/2024 (h)(j)(l)	60,400	58,782
2.250% due 10/31/2024 (h)(j)(l)	8,080	7,948

Total U.S. Treasury Obligations (Cost $68,410)		66,730

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.6%

Adjustable Rate Mortgage Trust
3.915% due 01/25/2036 ^~	58	55
4.106% due 11/25/2035 ^~	151	127
4.123% due 02/25/2036 ^~	131	118
4.738% due 11/25/2035 ^~	77	71

American Home Mortgage Assets Trust
2.696% due 09/25/2046 ^•	697	649
2.716% due 10/25/2046 •	610	439
3.077% due 11/25/2046 •	610	308

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	160	139
11.426% due 09/25/2035 ^•	134	153

Banc of America Funding Trust
2.455% due 08/27/2036 ~	7,509	6,520
2.660% due 10/20/2036 •	166	147
2.716% due 04/25/2037 ^•	130	105
2.770% due 05/20/2047 •	70	64
2.906% due 05/25/2037 ^•	125	109
4.339% due 09/20/2046 ^~	112	101
4.375% due 09/20/2047 ^~	154	135
4.470% due 04/20/2035 ^~	127	116
4.631% due 02/20/2036 ~	336	332
5.500% due 03/25/2036 ^	22	20

Banc of America Mortgage Trust
3.917% due 02/25/2034 ~	216	217
4.076% due 05/25/2035 ^~	892	887
4.239% due 07/25/2035 ^~	24	22
5.500% due 09/25/2035 ^	463	440
5.500% due 05/25/2037 ^	142	122

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
2.501% due 07/26/2036 ~	$137	$132
2.644% due 11/26/2046 •	192	191
2.656% due 05/25/2047 ^•	76	71
2.726% due 05/25/2047 ^•	493	460
2.815% due 05/26/2035 •	39	39
3.156% due 09/25/2047 •	124	116
3.706% due 10/25/2047 •	17,567	16,312
3.732% due 03/26/2037 ~	143	125
3.881% due 07/26/2036 ~	40	36
3.922% due 03/27/2037 ~	382	282
4.093% due 02/26/2035 ~	9	9
4.206% due 07/26/2036 ~	285	272
4.293% due 01/26/2034 ~	25	25
4.479% due 07/26/2036 ~	4	4
4.501% due 06/26/2035 ~	74	74
6.109% due 10/26/2036 ~	353	345

Bear Stearns Adjustable Rate Mortgage Trust
3.559% due 05/25/2034 ~	39	38
3.903% due 03/25/2035 ~	60	59
3.961% due 05/25/2047 ^~	256	238
4.069% due 06/25/2035 ^~	28	27
4.088% due 02/25/2036 ^~	144	135
4.141% due 01/25/2035 ~	15	16
4.170% due 11/25/2034 ~	71	69
4.187% due 02/25/2034 ~	76	75
4.263% due 08/25/2035 ~	64	56
4.488% due 10/25/2035 ~	99	100
4.689% due 01/25/2034 ~	80	80
4.730% due 10/25/2035 •	604	610
4.792% due 12/25/2046 ^•	1,024	934

Bear Stearns ALT-A Trust
2.946% due 04/25/2036 ^•	168	188
3.839% due 05/25/2036 ^~	597	428
3.848% due 08/25/2036 ^~	302	246
3.952% due 11/25/2036 ^~	125	111
4.032% due 05/25/2035 ~	107	109
4.035% due 02/25/2036 ^~	467	409
4.178% due 06/25/2034 ~	2,731	2,482
4.296% due 01/25/2036 ~	5,836	5,421
4.512% due 07/25/2035 ^~	641	520

Bear Stearns Mortgage Funding Trust
2.696% due 01/25/2037 •	123	118

Bear Stearns Mortgage Securities, Inc.
6.202% due 03/25/2031 ~	4	4

Bear Stearns Structured Products, Inc. Trust
4.348% due 01/26/2036 ^~	863	781

Chase Mortgage Finance Trust
3.781% due 03/25/2037 ^~	54	53
3.786% due 03/25/2037 ^~	98	97
4.204% due 09/25/2036 ^~	1,640	1,532
6.000% due 05/25/2037 ^	142	108

ChaseFlex Trust
2.806% due 07/25/2037 •	228	210
4.270% due 08/25/2037 ^Ø	46	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/25/2037 ^	$124	$103

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.736% due 10/25/2035 •	1,716	1,693

Citigroup Mortgage Loan Trust
2.726% due 01/25/2037 •	4,633	4,173
3.254% due 10/25/2046 ^~	211	188
3.732% due 03/25/2037 ^~	98	88
4.238% due 09/25/2037 ^~	606	583
4.274% due 07/25/2037 ^~	1,252	1,254
4.282% due 09/25/2037 ~	121	118
4.380% due 08/25/2035 ~	29	29
4.820% due 10/25/2035 •	136	138
4.990% due 11/25/2035 •	87	87
5.500% due 12/25/2035	215	174
6.250% due 11/25/2037 ~	126	93

Citigroup Mortgage Loan Trust, Inc.
4.179% due 12/25/2035 ^~	129	95
4.471% due 08/25/2035 ~	1,178	1,191

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	165	164

Community Program Loan Trust
4.500% due 04/01/2029	123	121

Countrywide Alternative Loan Resecuritization Trust
5.105% due 03/25/2047 ~	44	44
6.000% due 08/25/2037 ^~	75	58
7.648% due 08/25/2037 ^~	77	55

Countrywide Alternative Loan Trust
2.646% due 08/25/2037 •	756	690
2.650% due 02/20/2047 ^•	1,655	1,346
2.666% due 12/25/2046 ^•	25	25
2.676% due 11/25/2036 •	534	515
2.676% due 01/25/2037 ^•	258	252
2.680% due 07/20/2046 ^•	51	39
2.681% due 11/25/2036 •	8,157	7,262
2.686% due 11/25/2036 •	117	110
2.686% due 05/25/2047 •	1,312	1,273
2.696% due 07/25/2046 ^•	101	92
2.696% due 09/25/2046 ^•	499	460
2.696% due 10/25/2046 •	8	8
2.726% due 05/25/2035 •	2,130	1,946
2.776% due 05/25/2036 ^•	7	3
2.816% due 08/25/2035 ^•	201	175
3.006% due 05/25/2035 ^•	3,223	2,965
3.006% due 06/25/2035 •	126	122
3.026% due 07/25/2035 •	146	141
3.026% due 12/25/2035 •	1,060	1,034
3.045% due 11/25/2035 •	1,252	1,259
3.126% due 10/25/2035 •	103	92
3.157% due 02/25/2036 •	526	483
3.325% due 05/25/2036 ~	56	45
3.537% due 11/25/2047 ^•	3,333	2,889
3.778% due 08/25/2035 ~	227	213
3.830% due 06/25/2037 ^~	171	158
4.118% due 11/25/2035 ^~	125	113

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2035	$121	$93
5.500% due 02/25/2036 ^	86	74
5.750% due 03/25/2037 ^•	148	126
5.750% due 07/25/2037 ^	23	19
5.750% due 04/25/2047 ^	156	133
6.000% due 12/25/2034	91	90
6.000% due 03/25/2036 ^	240	187
6.000% due 08/25/2036 ^•	82	67
6.000% due 08/25/2036 ^	255	209
6.000% due 02/25/2037 ^	561	397
6.000% due 04/25/2037 ^	99	82
6.000% due 05/25/2037 ^	462	327
6.000% due 08/25/2037 ^•	513	401
6.250% due 11/25/2036 ^	106	92
6.500% due 05/25/2036 ^	1,795	1,403
6.500% due 12/25/2036 ^	83	59
6.500% due 08/25/2037 ^	419	302
12.908% due 07/25/2035 •	53	60

Countrywide Asset-Backed Certificates
3.006% due 03/25/2036 •	6,776	6,176

Countrywide Home Loan Mortgage Pass-Through Trust
2.806% due 04/25/2046 ^•	30	2
2.833% due 04/25/2035 ^~	113	32
2.846% due 03/25/2036 •	312	122
2.966% due 05/25/2035 •	92	84
3.046% due 02/25/2035 •	17	16
3.126% due 03/25/2035 •	356	344
3.246% due 02/25/2035 •	387	378
3.286% due 02/25/2035 •	328	319
3.393% due 05/20/2036 ^~	155	145
3.538% due 05/20/2036 ~	66	63
3.568% due 01/25/2036 ^~	129	119
3.587% due 02/20/2036 ~	294	238
3.943% due 10/20/2035 ~	81	72
3.958% due 06/25/2034 ~	918	949
3.996% due 11/25/2037 ~	257	226
4.136% due 08/25/2034 ~	6,258	6,136
4.290% due 11/25/2034 ~	100	99
4.540% due 08/25/2034 ^~	71	67
4.592% due 02/20/2036 ^•	39	34
5.500% due 07/25/2037 ^	392	310
5.750% due 12/25/2035 ^	117	101
6.000% due 02/25/2037 ^	450	386
6.000% due 03/25/2037 ^	156	124
6.000% due 07/25/2037	234	171
6.500% due 11/25/2036 ^	1,033	726

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	90	89

Credit Suisse First Boston Mortgage Securities Corp.
2.885% due 03/25/2032 ~	15	15
3.656% due 09/25/2034 ^•	84	83

Credit Suisse Mortgage Capital Certificates
2.975% due 12/27/2035 •	149	148
3.500% due 04/26/2038 ~	1,084	1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.084% due 08/28/2036 ~		$27	$27
4.490% due 04/28/2037 ~		450	432

Credit Suisse Mortgage Capital Trust
2.555% due 05/27/2037 •		59	59

Deutsche ALT-A Securities, Inc.
2.806% due 04/25/2037 •		390	252

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.666% due 01/25/2047 •		70	68
2.696% due 08/25/2047 •		421	397

Deutsche Mortgage & Asset Receiving Corp.
2.555% due 11/27/2036 •		359	350

Downey Savings & Loan Association Mortgage Loan Trust
2.790% due 07/19/2045 ^•		14	0

Eurosail PLC
1.850% due 06/13/2045 •	GBP	4,971	6,190

First Horizon Alternative Mortgage Securities Trust
4.052% due 01/25/2036 ^~		$293	225
4.105% due 04/25/2036 ^~		179	167

First Horizon Mortgage Pass-Through Trust
4.504% due 11/25/2037 ^~		65	63

GMAC Mortgage Corp. Loan Trust
4.075% due 11/19/2035 ^~		142	137

GreenPoint Mortgage Funding Trust
2.706% due 12/25/2046 ^•		343	312

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		5,000	5,008

GSC Capital Corp. Mortgage Trust
2.686% due 05/25/2036 ^•		147	134

GSR Mortgage Loan Trust
3.850% due 04/25/2035 ~		65	66
3.941% due 04/25/2035 ~		37	37
4.300% due 09/25/2035 ~		256	261
4.431% due 09/25/2035 ~		105	107
4.592% due 11/25/2035 ~		146	119
4.680% due 09/25/2034 ~		76	78

HarborView Mortgage Loan Trust
2.660% due 01/19/2038 •		50	48
2.710% due 12/19/2036 ^•		5,975	5,499
2.720% due 01/19/2038 ^•		55	40
2.910% due 05/19/2035 •		3,006	2,915
2.970% due 01/19/2036 •		147	116
3.150% due 01/19/2035 •		52	52
3.465% due 07/19/2045 •		54	51
3.850% due 06/19/2036 ^~		226	152
4.056% due 12/19/2035 ^~		139	112
4.714% due 12/19/2035 ^~		84	83

HomeBanc Mortgage Trust
2.686% due 12/25/2036 •		96	94

Impac Secured Assets Trust
2.656% due 11/25/2036 •		1,015	941
2.676% due 01/25/2037 •		99	95

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.686% due 07/25/2047 •	$386	$326
2.696% due 09/25/2046 •	146	130
2.806% due 11/25/2035 ^•	213	162
3.066% due 03/25/2035 •	225	223
3.279% due 06/25/2037 ^~	112	102
3.559% due 06/25/2036 ~	5,536	4,754
3.627% due 06/25/2036 ~	1,383	1,324
3.735% due 11/25/2035 ^~	155	142
3.754% due 10/25/2035 ~	839	752
3.874% due 09/25/2035 ^~	101	94
3.896% due 08/25/2036 ~	2,818	2,776
3.909% due 08/25/2035 ~	1,066	954
4.238% due 06/25/2035 ^~	73	69

JPMorgan Alternative Loan Trust
2.656% due 03/25/2037 •	12	16
2.666% due 10/25/2036 •	7,063	6,764
2.822% due 06/27/2037 •	3,730	3,324
3.866% due 12/25/2036 ~	25	29

JPMorgan Mortgage Trust
3.670% due 06/25/2037 ^~	184	178
4.187% due 04/25/2035 ~	39	39
4.220% due 11/25/2035 ^~	76	75
4.327% due 07/25/2035 ~	437	453
4.343% due 01/25/2037 ^~	23	21
4.385% due 11/25/2035 ^~	116	113
4.452% due 07/25/2035 ~	299	305
4.466% due 09/25/2034 ~	214	214
4.642% due 04/25/2035 ~	24	24
6.000% due 01/25/2036 ^	142	111

JPMorgan Resecuritization Trust
4.141% due 05/27/2037 ~	422	421

Lavender Trust
6.250% due 10/26/2036	319	252

Lehman Mortgage Trust
5.221% due 01/25/2036 ^~	173	171
5.335% due 12/25/2035 ~	247	136
6.000% due 07/25/2036 ^	93	71

Lehman XS Trust
2.696% due 11/25/2046 •	16,137	15,116
2.706% due 08/25/2046 ^•	78	72
2.736% due 04/25/2046 ^•	55	54
2.746% due 11/25/2046 ^•	19	2
2.776% due 02/25/2036 •	7,832	7,491

Luminent Mortgage Trust
2.676% due 12/25/2036 •	811	766
2.706% due 10/25/2046 •	246	237

MASTR Adjustable Rate Mortgages Trust
2.746% due 05/25/2037 •	134	80

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,063	1,014
8.000% due 07/25/2035	1,005	1,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.892% due 10/20/2029 •	$44	$45

Merrill Lynch Alternative Note Asset Trust
2.666% due 01/25/2037 •	141	66
2.686% due 04/25/2037 •	143	144
2.806% due 03/25/2037 •	967	418
6.000% due 05/25/2037 ^	195	189

Merrill Lynch Mortgage Investors Trust
2.966% due 04/25/2029 •	46	45
2.975% due 11/25/2029 •	62	61
3.166% due 09/25/2029 •	45	45
3.908% due 07/25/2029 •	43	43
4.176% due 02/25/2036 ~	46	46
4.674% due 11/25/2035 •	92	93
6.250% due 10/25/2036	2,447	2,021

Morgan Stanley Dean Witter Capital, Inc. Trust
3.813% due 03/25/2033 ~	82	81

Morgan Stanley Mortgage Loan Trust
2.786% due 11/25/2035 •	23	23
2.826% due 01/25/2035 •	39	38
3.683% due 07/25/2035 ~	3,204	2,822
4.274% due 06/25/2036 ~	92	93
6.000% due 10/25/2037 ^	85	69

Morgan Stanley Re-REMIC Trust
2.828% due 02/26/2037 •	227	198
4.437% due 03/26/2037 Ø	121	109
5.500% due 10/26/2035 ~	10,429	8,901

Morgan Stanley Resecuritization Trust
2.625% due 01/26/2051 •	223	222

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	480	460

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.941% due 02/25/2036 ^~	755	662

RBSSP Resecuritization Trust
2.565% due 02/26/2037 •	1,163	1,145
4.391% due 10/26/2035 ~	1,462	1,473

Residential Accredit Loans, Inc. Trust
2.676% due 12/25/2036 •	395	336
2.706% due 05/25/2047 •	154	147
2.716% due 06/25/2037 •	127	109
2.756% due 08/25/2037 •	395	367
2.915% due 08/25/2035 •	170	151
3.306% due 10/25/2045 •	126	115
3.919% due 02/25/2035 ^~	289	248
5.089% due 02/25/2036 ^~	137	122
8.000% due 04/25/2036 ^•	152	149

Residential Asset Securitization Trust
6.000% due 06/25/2036	204	140
6.000% due 11/25/2036 ^	138	86
6.000% due 03/25/2037 ^	121	76
6.250% due 11/25/2036 ^	94	61
6.500% due 04/25/2037 ^	1,259	633

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.625% due 03/25/2035 ^~	$1,357	$1,097
6.000% due 09/25/2036 ^	271	252

Structured Adjustable Rate Mortgage Loan Trust
2.826% due 10/25/2035 •	1,464	1,388
3.241% due 06/25/2034 •	527	508
3.557% due 05/25/2035 ^•	469	393
3.922% due 09/25/2036 ^~	3,897	2,986
3.993% due 06/25/2036 ^~	21	21
4.022% due 02/25/2036 ^~	318	293
4.072% due 10/25/2036 ^~	156	127
4.213% due 07/25/2037 ^~	6	5
4.233% due 10/25/2034 ~	62	62

Structured Asset Mortgage Investments Trust
2.612% due 02/25/2036 ^•	677	665
2.686% due 09/25/2047 •	89	86
2.696% due 06/25/2036 •	10,248	10,129
2.696% due 07/25/2046 ^•	564	468
2.696% due 09/25/2047 •	1,006	966
2.706% due 05/25/2036 •	1,001	921
2.716% due 09/25/2047 ^•	1,541	1,519
2.726% due 05/25/2046 •	1,027	578
2.766% due 03/25/2037 •	170	121
2.766% due 05/25/2046 ^•	33	46
3.170% due 03/19/2034 •	344	331
3.170% due 02/19/2035 •	155	152
3.210% due 12/19/2033 •	347	339

Structured Asset Securities Corp. Trust
2.856% due 02/25/2035 •	26	25

Suntrust Adjustable Rate Mortgage Loan Trust
4.102% due 02/25/2037 ^~	422	406

SunTrust Alternative Loan Trust
6.000% due 12/25/2035	553	544

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~	4,127	2,226

Thornburg Mortgage Securities Trust
3.146% due 09/25/2043 •	266	264
3.246% due 09/25/2044 •	43	43
4.282% due 09/25/2037 ~	83	83

Wachovia Mortgage Loan Trust LLC
4.677% due 10/20/2035 ~	64	60

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 11/25/2046 •	275	270
2.678% due 07/25/2047 •	17,136	15,611
2.776% due 12/25/2045 •	8	8
2.907% due 06/25/2047 ^•	89	37
2.916% due 11/25/2045 •	253	246
3.146% due 01/25/2045 •	258	265
3.157% due 08/25/2046 •	1,758	1,647
3.246% due 11/25/2034 •	220	217
3.286% due 10/25/2044 •	1,153	1,156
3.357% due 11/25/2042 •	31	30
3.486% due 11/25/2034 •	605	606
3.645% due 12/25/2036 ^~	1,425	1,396

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.693% due 12/25/2036 ^~	$163	$157
3.909% due 08/25/2036 ^~	125	121
4.239% due 08/25/2033 ~	315	320

Washington Mutual Mortgage Pass-Through Certificates Trust
2.857% due 04/25/2047 •	462	385
2.927% due 04/25/2047 •	675	501
2.956% due 05/25/2035 ^•	443	375
4.376% due 09/25/2036 ^Ø	161	75

Wells Fargo Alternative Loan Trust
4.486% due 07/25/2037 ^~	65	60

Wells Fargo Mortgage-Backed Securities Trust
3.006% due 07/25/2037 ^•	98	88
4.048% due 03/25/2036 ^~	91	90
4.127% due 03/25/2035 ~	1,182	1,199
4.309% due 07/25/2036 ^~	1,370	1,341
4.602% due 08/25/2034 ~	92	95
4.607% due 03/25/2036 ~	622	633
4.694% due 06/25/2035 ~	1,638	1,658
4.748% due 10/25/2036 ^~	44	44
4.754% due 10/25/2036 ^~	481	475
4.931% due 01/25/2035 ~	312	316
6.000% due 06/25/2037 ^	104	103

Total Non-Agency Mortgage-Backed Securities (Cost $244,136)		256,310

ASSET-BACKED SECURITIES 36.4%

Aames Mortgage Investment Trust
3.286% due 10/25/2035 •	200	198
3.515% due 06/25/2035 •	696	678

AASET Trust
3.967% due 05/16/2042	2,419	2,416

AASET U.S. Ltd.
3.844% due 01/16/2038	4,007	4,023

Accredited Mortgage Loan Trust
2.636% due 02/25/2037 •	530	530
2.766% due 09/25/2036 •	877	856
2.903% due 09/25/2035 •	200	192

ACE Securities Corp. Home Equity Loan Trust
2.616% due 12/25/2036 •	348	130
2.646% due 07/25/2036 •	176	143
2.661% due 08/25/2036 •	669	648
2.666% due 05/25/2036 •	3	3
2.806% due 02/25/2036 •	131	130
3.121% due 12/25/2035 •	2,000	1,857
3.126% due 02/25/2036 ^•	147	138
3.166% due 11/25/2035 •	191	191
3.406% due 12/25/2034 •	163	159
3.481% due 06/25/2034 •	144	145
3.481% due 07/25/2035 •	100	101

Aegis Asset-Backed Securities Trust
2.936% due 12/25/2035 •	200	194

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.986% due 06/25/2035 •		$200	$178
3.015% due 03/25/2035 •		300	287
3.506% due 03/25/2035 ^•		113	105

Ameriquest Mortgage Securities Trust
2.896% due 03/25/2036 •		400	397

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.956% due 01/25/2036 •		280	280
2.976% due 11/25/2035 •		200	194
3.026% due 09/25/2035 •		10,000	9,954
3.106% due 08/25/2035 •		22	22
3.181% due 07/25/2035 •		790	792
3.616% due 03/25/2035 •		200	199

Amortizing Residential Collateral Trust
3.506% due 10/25/2034 •		194	193

Argent Securities Trust
2.656% due 09/25/2036 •		892	363
2.696% due 03/25/2036 •		350	207

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.736% due 01/25/2036 •		107	99
2.826% due 01/25/2036 •		4,347	3,981
3.346% due 04/25/2034 •		1,551	1,534

Asset-Backed Funding Certificates Trust
2.616% due 01/25/2037 •		489	311
2.646% due 11/25/2036 •		11,800	8,743
2.666% due 01/25/2037 •		308	198
2.726% due 01/25/2037 •		185	120
3.126% due 04/25/2034 •		205	205
3.181% due 06/25/2035 •		163	163
3.506% due 06/25/2037 •		227	194

Asset-Backed Securities Corp. Home Equity Loan Trust
2.956% due 11/25/2035 •		300	300
3.406% due 06/25/2035 •		200	199
4.319% due 08/15/2033 •		31	30
4.381% due 09/25/2034 •		1,433	1,478

Avery Point CLO Ltd.
3.590% due 04/25/2026 •		3,885	3,886

Babson Euro CLO BV
0.503% due 10/25/2029 •	EUR	2,250	2,554

Basic Asset-Backed Securities Trust
2.816% due 04/25/2036 •		$150	149

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Ø		905	908

Bear Stearns Asset-Backed Securities Trust
2.616% due 04/25/2031 •		71	100
2.656% due 06/25/2036 •		142	143
2.686% due 06/25/2047 •		36	36
2.696% due 05/25/2037 •		125	140
2.706% due 12/25/2036 •		289	289
2.736% due 02/25/2037 •		11,495	10,184
2.776% due 06/25/2036 •		200	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.846% due 05/25/2036 ^•	$207	$246
2.906% due 09/25/2046 •	204	197
2.936% due 12/25/2035 •	500	501
2.956% due 08/25/2036 •	331	323
3.006% due 12/25/2035 •	164	163
3.056% due 06/25/2036 •	300	298
3.206% due 11/25/2035 ^•	175	141
3.466% due 04/25/2035 •	92	92
3.556% due 08/25/2037 •	7,964	7,092
3.559% due 10/25/2036 ~	59	41
3.686% due 06/25/2043 •	1,051	1,055
3.756% due 08/25/2037 •	116	115
4.240% due 07/25/2036 ~	317	321
15.258% due 03/25/2036 ^•	192	168

Business Jet Securities LLC
4.447% due 06/15/2033	7,233	7,316

Carrington Mortgage Loan Trust
2.726% due 01/25/2037 •	1,200	935
2.766% due 02/25/2037 •	1,400	1,308
3.556% due 05/25/2035 •	300	293

Catamaran CLO Ltd.
3.859% due 01/27/2028 •	400	392

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~	21	22

Cent CLO Ltd.
3.839% due 10/29/2025 •	7,133	7,142

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •	495	491
2.676% due 05/25/2037 •	17,763	15,878
2.906% due 11/25/2046 •	237	231
2.956% due 11/25/2045 •	231	229
3.126% due 12/25/2035 •	132	132
6.351% due 05/25/2036 ^Ø	171	97

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.436% due 05/25/2035 •	200	198

Citigroup Mortgage Loan Trust, Inc.
2.766% due 01/25/2037 •	300	296
2.916% due 10/25/2035 •	1,064	1,065
3.226% due 09/25/2035 ^•	77	77
3.241% due 09/25/2035 ^•	500	500

Conseco Finance Corp.
6.810% due 12/01/2028 ~	269	275
6.870% due 04/01/2030 ~	198	209
7.060% due 02/01/2031 ~	635	627

Countrywide Asset-Backed Certificates
2.615% due 07/25/2036 •	178	177
2.646% due 06/25/2035 •	1,476	1,341
2.646% due 07/25/2037 ^•	3,811	3,321
2.656% due 07/25/2036 ^•	90	90
2.656% due 01/25/2037 •	5,308	5,145
2.656% due 05/25/2037 •	425	420
2.666% due 01/25/2034 •	50	49
2.666% due 05/25/2036 •	488	436

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.666% due 03/25/2037 •	$159	$157
2.676% due 03/25/2037 •	229	220
2.676% due 05/25/2037 •	125	124
2.676% due 06/25/2047 •	169	168
2.686% due 06/25/2047 •	367	363
2.696% due 06/25/2047 •	201	199
2.706% due 09/25/2037 •	5,014	4,302
2.726% due 09/25/2037 ^•	206	174
2.726% due 09/25/2047 ^•	1,681	1,547
2.736% due 10/25/2047 •	386	370
2.756% due 01/25/2046 ^•	4,344	4,104
2.756% due 06/25/2047 •	243	227
2.765% due 03/25/2036 •	1,100	1,079
2.856% due 04/25/2036 •	39	39
2.906% due 06/25/2036 •	300	294
2.956% due 03/25/2047 ^•	100	76
2.996% due 02/25/2036 •	200	199
3.166% due 12/25/2035 •	300	302
3.481% due 02/25/2034 •	72	72
3.556% due 08/25/2035 •	100	101
4.006% due 02/25/2035 •	300	306
4.700% due 10/25/2046 ^~	14,991	13,806

Countrywide Asset-Backed Certificates Trust
2.636% due 04/25/2046 •	5,968	5,618
2.646% due 02/25/2037 •	10,434	9,736
2.656% due 09/25/2046 •	4,977	4,934
2.656% due 10/25/2046 ^•	578	579
2.656% due 03/25/2047 ^•	178	174
2.966% due 05/25/2036 •	600	593
3.036% due 02/25/2036 •	200	199
3.226% due 07/25/2034 •	145	145
3.236% due 07/25/2035 •	400	400
3.306% due 08/25/2047 •	694	689
3.406% due 10/25/2034 •	97	96
3.436% due 08/25/2035 •	6	6
3.665% due 04/25/2035 •	200	202

Credit-Based Asset Servicing & Securitization LLC
2.626% due 07/25/2037 •	14	9
2.726% due 07/25/2037 •	293	191
3.076% due 07/25/2036 •	98	98
3.451% due 04/25/2036 •	77	77
3.791% due 06/25/2035 Ø	4	4

CVP Cascade CLO Ltd.
3.586% due 01/16/2026 •	8,242	8,235

Delta Funding Home Equity Loan Trust
3.095% due 08/15/2030 •	60	57

ECMC Group Student Loan Trust
3.256% due 02/27/2068 •	8,945	8,941

EMC Mortgage Loan Trust
3.246% due 05/25/2040 •	11	11

First Franklin Mortgage Loan Trust
2.646% due 12/25/2036 •	309	183
2.656% due 07/25/2036 •	50	50
2.666% due 04/25/2036 •	222	216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.746% due 04/25/2036 •	$400	$368
2.746% due 08/25/2036 •	305	259
2.866% due 10/25/2035 •	115	114
2.866% due 11/25/2035 •	195	187
2.956% due 06/25/2036 •	153	154
3.241% due 09/25/2035 •	82	83
3.316% due 04/25/2035 •	297	298
3.376% due 09/25/2034 •	247	247
3.451% due 03/25/2035 •	100	99
3.706% due 01/25/2035 •	122	122
3.931% due 10/25/2034 •	759	750

First NLC Trust
1.188% due 05/25/2035 •	927	899
2.576% due 08/25/2037 •	59	35

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^	6	1

Fremont Home Loan Trust
2.656% due 01/25/2037 •	272	154
2.666% due 08/25/2036 •	228	102
2.676% due 02/25/2036 •	63	59
2.676% due 02/25/2037 •	948	492
2.776% due 02/25/2036 •	300	242
2.776% due 04/25/2036 •	3,000	1,817
3.241% due 07/25/2035 •	2,900	2,889
3.296% due 12/25/2029 •	7	7

Gallatin CLO Ltd.
3.486% (US0003M + 1.050%) due 07/15/2027 ~	7,600	7,570

GE-WMC Asset-Backed Pass-Through Certificates
2.756% due 12/25/2035 •	1,824	1,816

GSAA Home Equity Trust
2.626% due 04/25/2047 •	225	211

GSAMP Trust
2.596% due 01/25/2037 •	3,083	2,048
2.626% due 12/25/2036 •	1,042	621
2.656% due 06/25/2036 •	181	180
2.656% due 09/25/2036 •	367	176
2.656% due 12/25/2046 •	648	396
2.666% due 05/25/2046 •	32	32
2.706% due 11/25/2036 •	194	118
2.736% due 12/25/2046 •	194	120
2.746% due 12/25/2035 •	76	76
2.746% due 06/25/2036 •	289	193
2.776% due 04/25/2036 •	367	274
4.156% due 10/25/2034 •	53	51

Home Equity Asset Trust
3.601% due 05/25/2035 •	200	199

Home Equity Loan Trust
2.736% due 04/25/2037 •	800	718
2.846% due 04/25/2037 •	500	412

Home Equity Mortgage Loan Asset-Backed Trust
2.646% due 11/25/2036 •	467	440
2.666% due 11/25/2036 •	376	299
2.826% due 04/25/2037 •	345	307

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
2.616% due 12/25/2036 •	$247	$90
2.676% due 12/25/2036 •	1,124	409
2.726% due 12/25/2036 •	749	274
2.896% due 11/25/2035 •	300	290

IXIS Real Estate Capital Trust
3.136% due 02/25/2036 •	318	319

JPMorgan Mortgage Acquisition Corp.
2.686% due 02/25/2036 •	13	13
2.736% due 05/25/2035 •	2	2

JPMorgan Mortgage Acquisition Trust
2.666% due 01/25/2036 •	80	80
2.666% due 05/25/2036 •	45	45
2.666% due 06/25/2036 •	46	46
2.666% due 01/25/2037 •	60	60
2.676% due 04/25/2036 •	191	191
2.766% due 03/25/2037 •	300	295
2.766% due 06/25/2037 •	300	295
2.776% due 04/25/2036 •	243	239
2.776% due 05/25/2036 •	700	689
2.776% due 07/25/2036 •	200	191
2.786% due 01/25/2037 •	200	194
6.337% due 08/25/2036 ^Ø	141	104

Lehman ABS Mortgage Loan Trust
2.596% due 06/25/2037 •	249	178
2.706% due 06/25/2037 •	200	146

Lehman XS Trust
2.656% due 04/25/2037 ^•	289	275
2.676% due 12/25/2036 •	2,820	2,701
2.676% due 02/25/2037 ^•	1,772	1,439

LoanCore Issuer Ltd.
3.585% due 05/15/2028 •	10,700	10,688

Long Beach Mortgage Loan Trust
3.066% due 07/25/2031 •	154	156
3.151% due 11/25/2035 •	416	411
3.266% due 08/25/2045 •	104	105
3.556% due 06/25/2035 •	500	496
3.781% due 02/25/2035 •	12,750	12,673
3.931% due 03/25/2032 •	333	330

Loomis Sayles CLO Ltd.
3.836% due 04/15/2028 •	550	532

M360 Advisors LLC
4.395% due 07/24/2028	5,800	5,825

MAPS Ltd.
4.212% due 05/15/2043	4,364	4,413

MASTR Asset-Backed Securities Trust
2.616% due 08/25/2036 •	184	97
2.656% due 08/25/2036 •	304	162
2.686% due 02/25/2036 •	405	214
2.746% due 06/25/2036 •	182	102
2.746% due 08/25/2036 •	183	98
3.006% due 10/25/2035 ^•	311	292
3.006% due 11/25/2035 •	10,927	7,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.076% due 01/25/2036 •	$300	$293
3.106% due 01/25/2036 •	110	110
3.256% due 12/25/2034 ^•	41	41

Meritage Mortgage Loan Trust
3.256% due 11/25/2035 •	78	79

Merrill Lynch Mortgage Investors Trust
2.746% due 08/25/2037 •	973	617
2.816% due 08/25/2036 •	300	300
2.956% due 02/25/2047 •	1,195	876
3.226% due 05/25/2036 •	252	248

MESA Trust
3.306% due 12/25/2031 •	530	525

METAL LLC
4.581% due 10/15/2042	5,372	5,421

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	623	671

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 10/25/2036 •	98	59
2.616% due 10/25/2036 •	806	508
2.646% due 10/25/2036 •	145	88
2.646% due 11/25/2036 •	258	163
2.656% due 06/25/2036 •	288	202
2.656% due 09/25/2036 •	403	197
2.656% due 10/25/2036 •	236	149
2.656% due 11/25/2036 •	1,371	940
2.686% due 03/25/2037 •	425	223
2.706% due 02/25/2037 •	147	93
2.726% due 11/25/2036 •	1,551	988
2.756% due 03/25/2037 •	425	225
2.816% due 12/25/2035 •	363	358
3.406% due 05/25/2034 •	106	105
3.436% due 03/25/2035 •	196	197
3.496% due 06/25/2035 •	400	398
3.556% due 04/25/2035 •	200	193
3.756% due 07/25/2037 •	400	372
4.156% due 03/25/2034 •	434	431

Morgan Stanley Capital, Inc. Trust
2.796% due 01/25/2036 •	1,247	1,225

Morgan Stanley Dean Witter Capital, Inc. Trust
3.856% due 02/25/2033 •	672	674

Morgan Stanley Home Equity Loan Trust
2.666% due 04/25/2036 •	126	96
2.676% due 04/25/2037 •	653	425
2.736% due 04/25/2037 •	218	143

Morgan Stanley Mortgage Loan Trust
2.736% due 02/25/2037 •	149	69
2.866% due 04/25/2037 •	288	138
4.135% due 11/25/2036 ^•	278	134
5.965% due 09/25/2046 ^Ø	385	210

Mountain View CLO Ltd.
3.236% due 10/15/2026 •	700	699

Nelnet Student Loan Trust
4.327% due 11/25/2024 •	8,391	8,456

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
2.756% due 12/25/2035 •	$23	$23
3.181% due 06/25/2035 •	434	435

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.916% due 02/25/2036 •	137	137
6.032% due 10/25/2036 ^Ø	172	66

NovaStar Mortgage Funding Trust
2.656% due 06/25/2036 •	138	108
3.211% due 01/25/2036 •	7,500	7,421

OHA Credit Partners Ltd.
3.479% due 10/20/2025 •	2,629	2,625

OneMain Financial Issuance Trust
2.370% due 09/14/2032	7,300	7,190

Option One Mortgage Loan Trust
2.646% due 01/25/2037 •	73	46
2.676% due 05/25/2037 •	181	111
2.726% due 01/25/2037 •	291	185
2.836% due 04/25/2037 •	134	85
2.866% due 01/25/2036 •	300	266
3.271% due 08/25/2035 •	400	387

Option One Mortgage Loan Trust Asset-Backed Certificates
2.946% due 11/25/2035 •	227	227
2.966% due 11/25/2035 •	3,100	2,979

Ownit Mortgage Loan Trust
3.106% due 10/25/2036 ^•	236	201

Park Place Securities, Inc.
2.996% due 09/25/2035 •	200	190

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.996% due 08/25/2035 •	200	193
2.996% due 09/25/2035 •	500	498
3.301% due 07/25/2035 •	400	400
3.331% due 07/25/2035 •	950	896
3.451% due 06/25/2035 •	200	199
3.556% due 10/25/2034 •	500	506
3.631% due 03/25/2035 •	400	402
3.751% due 01/25/2036 •	300	300
4.306% due 12/25/2034 •	676	686

People’s Choice Home Loan Securities Trust
3.035% due 05/25/2035 ^•	102	100

People’s Financial Realty Mortgage Securities Trust
2.646% due 09/25/2036 •	414	161

Popular ABS Mortgage Pass-Through Trust
2.766% due 11/25/2036 •	190	187
2.896% due 02/25/2036 •	400	396

RAAC Trust
2.806% due 06/25/2044 •	67	59
2.856% due 11/25/2046 •	611	577
2.906% due 09/25/2045 •	3,927	3,887
2.906% due 06/25/2047 •	59	59
3.515% due 10/25/2045 •	250	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.006% due 09/25/2047 •	$600	$612

Renaissance Home Equity Loan Trust
5.812% due 11/25/2036 Ø	536	303
7.238% due 09/25/2037 ^Ø	254	150

Residential Asset Mortgage Products Trust
2.666% due 12/25/2036 •	59	59
2.666% due 02/25/2037 •	162	161
2.726% due 10/25/2034 •	12	11
2.786% due 09/25/2036 •	199	190
2.806% due 05/25/2036 ^•	1,236	1,175
2.826% due 01/25/2036 •	800	722
2.986% due 09/25/2035 •	300	302
3.151% due 11/25/2035 •	223	223
3.166% due 10/25/2035 •	152	152
3.196% due 10/25/2035 •	100	99
3.406% due 08/25/2034 •	98	98

Residential Asset Securities Corp. Trust
2.636% due 11/25/2036 •	573	478
2.666% due 11/25/2036 ^•	404	386
2.676% due 11/25/2036 •	724	605
2.746% due 09/25/2036 •	580	574
2.756% due 04/25/2037 •	199	197
2.776% due 05/25/2037 •	150	149
2.786% due 06/25/2036 •	1,000	986
2.846% due 04/25/2037 •	1,600	1,538
2.886% due 02/25/2036 •	280	281
2.916% due 01/25/2036 •	133	132
2.926% due 10/25/2035 •	300	298
2.926% due 12/25/2035 •	400	400
2.946% due 11/25/2035 •	300	299
3.151% due 03/25/2035 •	796	796
3.166% due 12/25/2035 •	224	186
3.196% due 11/25/2035 •	300	296
3.271% due 03/25/2034 •	72	72
3.346% due 12/25/2034 •	32	32

Rise Ltd.
4.750% due 02/15/2039 «~(f)	424	416

Salomon Mortgage Loan Trust
3.215% due 11/25/2033 •	153	154

Saxon Asset Securities Trust
3.676% due 07/25/2031 •	25	25

Securitized Asset-Backed Receivables LLC Trust
2.596% due 07/25/2036 •	248	117
2.646% due 05/25/2036 •	539	339
2.666% due 07/25/2036 •	242	116
2.746% due 07/25/2036 •	207	101
2.756% due 05/25/2036 •	1,197	763
2.776% due 03/25/2036 •	212	195
3.166% due 08/25/2035 ^•	229	154
3.181% due 01/25/2035 •	67	66
3.371% due 01/25/2036 ^Ø	64	56
3.466% due 01/25/2036 ^•	92	69

Seneca Park CLO Ltd.
3.569% due 07/17/2026 •	5,976	5,962

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
2.666% due 07/25/2036 •	$31,420	$10,099
2.956% due 10/25/2035 •	1,000	993

SLM Student Loan Trust
3.990% due 04/25/2023 •	8,307	8,389

Soundview Home Loan Trust
2.586% due 06/25/2037 •	60	42
2.616% due 02/25/2037 •	328	125
2.666% due 11/25/2036 •	311	303
2.686% due 02/25/2037 •	459	178
2.686% due 07/25/2037 •	2,517	2,269
2.756% due 06/25/2036 •	8,440	8,153
2.856% due 03/25/2036 •	400	387
3.331% due 06/25/2035 •	98	97
3.456% due 10/25/2037 •	376	319

South Carolina Student Loan Corp.
3.738% due 09/03/2024 •	439	441

Specialty Underwriting & Residential Finance Trust
2.656% due 09/25/2037 •	133	79
2.656% due 11/25/2037 •	929	696
2.776% due 04/25/2037 •	236	146
2.806% due 12/25/2036 •	3,615	3,523
3.481% due 12/25/2035 •	320	319

SpringCastle America Funding LLC
3.050% due 04/25/2029	7,824	7,758

Staniford Street CLO Ltd.
3.968% due 06/15/2025 •	9,989	10,001

Structured Asset Investment Loan Trust
2.656% due 09/25/2036 •	277	267
2.696% due 03/25/2036 •	549	521
3.106% due 01/25/2036 •	313	311
3.406% due 05/25/2035 •	600	597
3.436% due 09/25/2034 •	802	791
3.631% due 07/25/2033 •	62	62
3.781% due 12/25/2034 •	1,138	1,122

Structured Asset Securities Corp. Mortgage Loan Trust
2.641% due 07/25/2036 •	8,411	8,194
2.646% due 09/25/2036 •	123	123
2.656% due 09/25/2036 •	135	131
2.676% due 12/25/2036 •	194	187
2.716% due 02/25/2037 •	692	683
2.736% due 01/25/2037 •	2,571	1,877
2.756% due 09/25/2036 •	200	196
3.406% due 08/25/2037 •	223	225
3.506% due 08/25/2037 •	615	618

Structured Asset Securities Corp. Trust
2.966% due 09/25/2035 •	700	662

THL Credit Wind River CLO Ltd.
3.306% due 10/15/2027 •	300	298
3.886% due 01/15/2026 •	10,500	10,507

Vericrest Opportunity Loan Transferee LLC
3.250% due 06/25/2047 Ø	7,985	7,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Asset-Backed Certificates WaMu Trust
2.731% due 05/25/2037 •	$11,419	$10,782

Wells Fargo Home Equity Asset-Backed Securities Trust
2.836% due 05/25/2036 •	300	296
3.451% due 03/25/2035 •	1,000	1,007
3.451% due 11/25/2035 •	200	199
4.081% due 02/25/2035 •	200	200

Total Asset-Backed Securities (Cost $432,016)		452,106

SOVEREIGN ISSUES 0.6%

Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,096

Total Sovereign Issues (Cost $6,970)		7,096

SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (g) 2.4%
		29,446

U.S. TREASURY BILLS 0.0%
2.325% due 01/31/2019 (b)(c)(l)	396	395

Total Short-Term Instruments (Cost $29,841)		29,841

Total Investments in Securities (Cost $1,814,437)		1,848,651

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	2,377,936	23,504

Total Short-Term Instruments (Cost $23,504)		23,504

Total Investments in Affiliates (Cost $23,504)		23,504

Total Investments 150.8% (Cost $1,837,941)		$1,872,155

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $(1,949))		(1,269)

Other Assets and Liabilities, net (50.7)%		(629,758)

Net Assets 100.0%		$1,241,128

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	03/14/2017	$424	$416	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$3,046	U.S. Treasury Notes 2.875% due 09/30/2023	$(3,109)	$3,046	$3,046
RDR	3.200	12/31/2018	01/02/2019	26,400	U.S. Treasury Notes 2.000% due 11/30/2022	(26,975)	26,400	26,405

Total Repurchase Agreements						$(30,084)	$29,446	$29,451

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.570%	11/14/2018	01/14/2019	$(8,139)	$(8,167)
	2.780	12/13/2018	01/11/2019	(6,905)	(6,915)
BOS	2.500	11/08/2018	01/08/2019	(4,005)	(4,021)
GRE	2.540	11/14/2018	02/14/2019	(8,522)	(8,551)
RCY	2.470	10/22/2018	01/22/2019	(762)	(766)
	2.660	12/14/2018	01/14/2019	(9,036)	(9,049)

Total Reverse Repurchase Agreements					$(37,469)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(15,082)	$0	$(15,082)	$15,256	$174
BOS	0	(4,021)	0	(4,021)	4,088	67
FICC	3,046	0	0	3,046	(3,109)	(63)
GRE	0	(8,551)	0	(8,551)	8,662	111
RCY	0	(9,815)	0	(9,815)	9,927	112
RDR	26,405	0	0	26,405	(26,975)	(570)

Total Borrowings and Other Financing Transactions	$29,451	$(37,469)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(28,918)	$(8,551)	$0	$(37,469)

Total Borrowings	$0	$(28,918)	$(8,551)	$0	$(37,469)

Payable for reverse repurchase agreements					$(37,469)

(h)	Securities with an aggregate market value of $37,932 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(223,131) at a weighted average interest rate of 1.749%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.000	02/22/2019	350	$350	$3	$1
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	106.500	02/22/2019	165	165	1	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	107.000	02/22/2019	3	3	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	$104.000	02/22/2019	725	$725	$6	$1
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	105.000	02/22/2019	323	323	3	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	105.500	02/22/2019	31	31	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	106.500	02/22/2019	207	207	2	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.000	02/22/2019	35	35	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.250	02/22/2019	196	196	2	0
Put - CBOT U.S. Treasury 5-Year Note March 2019 Futures	107.500	02/22/2019	205	205	2	2

Total Purchased Options					$19	$4

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,635	$397,918	$1,142	$41	$0
U.S. Treasury 5-Year Note March Futures	03/2019	3,265	374,455	6,163	816	0

				$7,305	$857	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2019	217	$	(37,493)	$(176)	$52	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	235		(37,754)	(771)	0	(140)
United Kingdom Long Gilt March Futures	03/2019	395		(62,012)	(567)	66	(201)

					$(1,514)	$118	$(341)

Total Futures Contracts					$5,791	$975	$(341)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2023	2.182%	$1,000	$167	$(52)	$115	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	5,350	(42)	(200)	(242)	2	0

						$125	$(252)	$(127)	$2	$0

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$4,100	$(189)	$39	$(150)	$3	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	24,700	(1,160)	5	(1,155)	18	0

					$(1,349)	$44	$(1,305)	$21	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$	240,000	$(4,898)	$1,444	$(3,454)	$0	$(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		88,200	3,405	(1,261)	2,144	0	(160)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		31,800	(137)	(629)	(766)	0	(123)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	44,700	1,931	(2,232)	(301)	0	(214)

							$301	$(2,678)	$(2,377)	$0	$(505)

Total Swap Agreements							$(923)	$(2,886)	$(3,809)	$23	$(505)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 4	$975	$23	$1,002	$0	$ (341)	$ (505)	$ (846)

(j)

Securities with an aggregate market value of $12,196 and cash of $3,169 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2019		EUR	38,033	$		43,421	$0	$(184)
CBK	01/2019			3,873			4,417	0	(24)
	01/2019		GBP	973			1,246	5	0
	02/2019		AUD	28,474			20,516	444	0
	03/2019		KRW	25,119,481			22,413	0	(160)
GLM	01/2019		GBP	18,945			24,210	65	(12)
	02/2019		ILS	1,840			500	7	0
	02/2019	$		1,085		CAD	1,433	0	(34)
	07/2019			5,890		ARS	277,132	73	0
JPM	01/2019			1,055		GBP	840	16	0
	01/2019			2,816		MXN	53,822	0	(86)
SOG	01/2019			11,739		RUB	784,517	0	(512)

Total Forward Foreign Currency Contracts								$610	$(1,012)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	$	69.500	01/07/2019	$	62,000	$2	$0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2049		68.000	01/07/2019		100,000	4	0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049		69.000	01/07/2019		50,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049		70.000	01/07/2019		100,000	4	0

Total Purchased Options							$12	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	03/20/2019	$	89,200	$(101)	$(150)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		15,000	(25)	(25)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		20,400	(35)	(39)
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		93,900	(170)	(256)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019		25,000	(47)	(40)

Total Written Options							$(378)	$(510)

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.549%	$100	$0	$(3)	$0	$(3)
CBK	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	200	(1)	(4)	0	(5)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.609	1,200	(80)	57	0	(23)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	6,700	(271)	26	0	(245)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	4,600	(291)	123	0	(168)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	2,300	(20)	(20)	0	(40)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	1,100	(15)	(12)	0	(27)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	100	(1)	(1)	0	(2)

Total Swap Agreements							$(679)	$166	$0	$(513)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(184)	$(150)	$0	$(334)	$(334)	$85	$(249)
BPS	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
CBK	449	0	0	449	(184)	(25)	(5)	(214)	235	(290)	(55)
FBF	0	0	0	0	0	0	(23)	(23)	(23)	4	(19)
GLM	145	0	0	145	(46)	0	0	(46)	99	(50)	49
GST	0	0	0	0	0	(39)	(245)	(284)	(284)	284	(0)
HUS	0	0	0	0	0	0	(235)	(235)	(235)	424	189
JPM	16	0	0	16	(86)	(256)	(2)	(344)	(328)	454	126
MYC	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
SOG	0	0	0	0	(512)	0	0	(512)	(512)	346	(166)

Total Over the Counter	$610	$0	$0	$610	$(1,012)	$(510)	$(513)	$(2,035)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	85

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(l)

Securities with an aggregate market value of $1,597 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	975	975
Swap Agreements	0	23	0	0	0	23

	$0	$23	$0	$0	$979	$1,002

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$610	$0	$610

	$0	$23	$0	$610	$979	$1,612

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$341	$341
Swap Agreements	0	0	0	0	505	505

	$0	$0	$0	$0	$846	$846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,012	$0	$1,012
Written Options	0	510	0	0	0	510
Swap Agreements	0	513	0	0	0	513

	$0	$1,023	$0	$1,012	$0	$2,035

	$0	$1,023	$0	$1,012	$846	$2,881

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(69)	$(69)
Futures	0	0	0	0	(5,183)	(5,183)
Swap Agreements	0	328	0	0	5,639	5,967

	$0	$328	$0	$0	$387	$715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,452	$0	$8,452
Purchased Options	0	0	0	(6)	(55)	(61)
Written Options	0	703	0	0	80	783
Swap Agreements	0	531	0	0	0	531

	$0	$1,234	$0	$8,446	$25	$9,705

	$0	$1,562	$0	$8,446	$412	$10,420

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	6,173	6,173
Swap Agreements	0	(208)	0	0	(3,786)	(3,994)

	$0	$(208)	$0	$0	$2,374	$2,166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,740	$0	$1,740
Purchased Options	0	0	0	0	(6)	(6)
Written Options	0	(132)	0	0	0	(132)
Swap Agreements	0	(336)	0	0	0	(336)

	$0	$(468)	$0	$1,740	$(6)	$1,266

	$0	$(676)	$0	$1,740	$2,368	$3,432

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	87

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$253,232	$0	$253,232
Industrials	0	84,042	0	84,042
Utilities	0	2,921	0	2,921
Municipal Bonds & Notes
California	0	4,783	0	4,783
Illinois	0	2,986	0	2,986
Ohio	0	1,245	0	1,245
Pennsylvania	0	10,092	0	10,092
Texas	0	905	0	905
Virginia	0	17,789	0	17,789
West Virginia	0	22,905	0	22,905
U.S. Government Agencies	0	635,668	0	635,668
U.S. Treasury Obligations	0	66,730	0	66,730
Non-Agency Mortgage-Backed Securities	0	256,310	0	256,310
Asset-Backed Securities	0	451,690	416	452,106
Sovereign Issues	0	7,096	0	7,096
Short-Term Instruments
Repurchase Agreements	0	29,446	0	29,446
U.S. Treasury Bills	0	395	0	395
	$0	$1,848,235	$416	$1,848,651

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,504	$0	$0	$23,504

Total Investments	$23,504	$1,848,235	$416	$1,872,155

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	975	27	0	1,002
Over the counter	0	610	0	610
	$975	$637	$0	$1,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(341)	(505)	0	(846)
Over the counter	0	(2,035)	0	(2,035)
	$(341)	$(2,540)	$0	$(2,881)

Total Financial Derivative Instruments	$634	$(1,903)	$0	$(1,269)

Totals	$24,138	$1,846,332	$416	$1,870,886

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.1%

CORPORATE BONDS & NOTES 10.4%

BANKING & FINANCE 7.2%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$100
4.625% due 10/30/2020		100	101

Ally Financial, Inc.
3.500% due 01/27/2019		400	400

Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,370

Goldman Sachs Group, Inc.
3.988% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,407

ING Bank NV
2.625% due 12/05/2022		400	394

International Lease Finance Corp.
5.875% due 04/01/2019		100	100
6.250% due 05/15/2019		100	101
8.250% due 12/15/2020		100	108

Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~		200	198
7.000% due 06/27/2019 •(d)(e)	GBP	400	511

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~		$200	198

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	1	0

Nykredit Realkredit A/S
2.500% due 10/01/2047		142	23

Realkredit Danmark A/S
2.500% due 07/01/2047		106	17

Royal Bank of Scotland Group PLC
4.372% (US0003M + 1.550%) due 06/25/2024 ~		$300	287
4.519% due 06/25/2024 •		200	196

UBS AG
3.347% due 06/08/2020 •		1,000	1,000

UniCredit SpA
7.830% due 12/04/2023		1,700	1,780

			8,291

INDUSTRIALS 1.0%

BAT Capital Corp.
3.204% due 08/14/2020 •		300	297

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~		200	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
2.750% due 01/30/2023	$300	$289

Enbridge, Inc.
2.814% (US0003M + 0.400%) due 01/10/2020 ~	300	299

		1,084

UTILITIES 2.2%

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~	300	299
5.150% due 02/15/2050	300	279
5.300% due 08/15/2058	100	93

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~	570	570

Petrobras Global Finance BV
4.375% due 05/20/2023	200	191
5.999% due 01/27/2028	490	463
6.125% due 01/17/2022	68	70
7.375% due 01/17/2027	500	515

Sempra Energy
3.238% (US0003M + 0.450%) due 03/15/2021 ~	100	98

		2,578

Total Corporate Bonds & Notes (Cost $12,032)		11,953

U.S. GOVERNMENT AGENCIES 20.9%

Fannie Mae
2.951% due 02/25/2037 •	34	34
3.253% due 10/01/2044 •	4	4
3.500% due 12/01/2045 - 01/01/2048	795	796

Fannie Mae, TBA
3.000% due 01/01/2049	300	293
3.500% due 01/01/2049 - 02/01/2049	11,200	11,197
4.000% due 01/01/2049	11,500	11,727

Freddie Mac
4.251% due 07/01/2036 •	43	45
4.254% due 09/01/2036 •	39	41

Total U.S. Government Agencies (Cost $23,795)		24,137

U.S. TREASURY OBLIGATIONS 123.1%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2020 (g)	6,625	6,478
0.125% due 04/15/2021	1,494	1,453
0.125% due 01/15/2022 (i)(k)	860	835

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2022 (g)		$6,866	$6,645
0.125% due 01/15/2023		2,182	2,108
0.125% due 07/15/2024 (g)		12,108	11,615
0.125% due 07/15/2026		2,574	2,419
0.250% due 01/15/2025 (g)		7,452	7,139
0.375% due 07/15/2025		2,935	2,831
0.375% due 01/15/2027		670	637
0.625% due 07/15/2021		673	666
0.625% due 04/15/2023		2,637	2,594
0.625% due 01/15/2024		3,041	2,995
0.625% due 01/15/2026 (g)		14,517	14,140
0.625% due 02/15/2043 (k)		440	387
0.750% due 07/15/2028		1,078	1,056
0.750% due 02/15/2042		1,668	1,517
0.750% due 02/15/2045		3,114	2,792
0.875% due 02/15/2047		4,709	4,333
1.000% due 02/15/2046		4,568	4,342
1.000% due 02/15/2048 (g)		10,784	10,243
1.250% due 07/15/2020		845	844
1.375% due 02/15/2044 (g)		7,324	7,580
1.750% due 01/15/2028 (g)		17,449	18,544
2.000% due 01/15/2026		1,928	2,058
2.125% due 02/15/2040		269	317
2.125% due 02/15/2041		2,540	3,007
2.375% due 01/15/2025		3,917	4,237
2.500% due 01/15/2029 (g)		10,611	12,089
3.375% due 04/15/2032		591	760
3.625% due 04/15/2028		2,361	2,900
3.875% due 04/15/2029		2,007	2,558

Total U.S. Treasury Obligations (Cost $146,480)			142,119

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

Citigroup Mortgage Loan Trust
2.515% due 06/25/2047 •		506	507

Countrywide Alternative Loan Trust
2.665% due 12/20/2046 ^•		1,109	980

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	155	157

GSR Mortgage Loan Trust
4.300% due 09/25/2035 ~		$26	26

HarborView Mortgage Loan Trust
3.070% due 06/20/2035 •		508	505

IndyMac Mortgage Loan Trust
3.346% due 05/25/2034 •		1,188	1,112

MortgageIT Trust
3.511% due 12/25/2034 •		23	22

Residential Accredit Loans, Inc. Trust
2.686% due 06/25/2046 •		245	99

Swan Trust
3.332% due 04/25/2041 •	AUD	207	146

Total Non-Agency Mortgage-Backed Securities (Cost $3,303)			3,554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 8.3%

Asset-Backed Funding Certificates Trust
3.106% due 10/25/2034 •	$22	$22

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •	594	602

Citigroup Mortgage Loan Trust
2.586% due 01/25/2037 •	211	149
2.651% due 09/25/2036 •	639	616

Citigroup Mortgage Loan Trust, Inc.
2.966% due 10/25/2035 •	500	461

Countrywide Asset-Backed Certificates Trust
3.036% due 02/25/2036 •	500	497

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	272	273

Dryden Senior Loan Fund
3.336% due 10/15/2027 •	700	695

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •	1,600	1,589

First Franklin Mortgage Loan Trust
3.331% due 01/25/2035 •	26	26

Home Equity Asset Trust
3.361% due 08/25/2034 •	94	93

Massachusetts Educational Financing Authority
3.440% due 04/25/2038 •	55	55

Morgan Stanley ABS Capital, Inc. Trust
3.166% due 01/25/2035 •	268	263

Mountain View CLO Ltd.
3.256% due 10/13/2027 •	200	198

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.016% due 05/25/2035 •	1,300	1,236

RAAC Trust
2.846% due 08/25/2036 •	100	100

Saxon Asset Securities Trust
3.035% due 05/25/2035 •	42	38

Sound Point CLO Ltd.
3.296% due 04/15/2027 •	600	597

Structured Asset Securities Corp. Mortgage Loan Trust
3.506% due 08/25/2037 •	46	46

Venture CLO Ltd.
3.507% due 02/28/2026 •	1,650	1,642

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	363	361

Total Asset-Backed Securities (Cost $9,411)		9,559

SOVEREIGN ISSUES 12.6%

Argentina Government International Bond
5.875% due 01/11/2028	320	231
6.875% due 01/26/2027	730	559

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
41.328% (BADLARPP) due 10/04/2022 ~	ARS	100	$4
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		1,596	41
59.257% (ARLLMONP) due 06/21/2020 ~(a)		14,879	426

Australia Government International Bond
1.250% due 02/21/2022	AUD	865	622
3.000% due 09/20/2025		1,900	1,543

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2019 (b)	BRL	1,230	313

Canadian Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	916	860

Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	11,647	1,896

France Government International Bond
1.850% due 07/25/2027 (c)	EUR	334	466

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	80,646	759

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	377

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	430	305
2.500% due 09/20/2035		420	320
3.000% due 09/20/2030		1,280	1,007

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	272

Qatar Government International Bond
3.875% due 04/23/2023		$300	304
5.103% due 04/23/2048		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Kingdom Gilt
0.125% due 03/22/2046 (c)	GBP	138	$274
0.125% due 08/10/2048 (c)		114	235
0.125% due 11/22/2056 (c)		146	336
0.125% due 11/22/2065 (c)		152	403
0.750% due 11/22/2047 (c)		27	64
1.750% due 09/07/2037		1,770	2,260
1.875% due 11/22/2022 (c)		318	474

Total Sovereign Issues (Cost $16,003)			14,561

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (f) 0.7%
			779

Total Short-Term Instruments (Cost $779)			779

Total Investments in Securities (Cost $211,803)			206,662

Total Investments 179.1% (Cost $211,803)			$206,662

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $(612))			97

Other Assets and Liabilities, net (79.2)%			(91,352)

Net Assets 100.0%			$115,407

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$779	U.S. Treasury Notes 2.875% due 09/30/2023	$(796)	$779	$779

Total Repurchase Agreements						$(796)	$779	$779

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.570%	11/19/2018	01/18/2019	$(3,467)	$(3,478)
BPG	2.640	11/29/2018	01/29/2019	(32,170)	(32,250)
MSC	2.520	11/06/2018	01/07/2019	(3,872)	(3,888)
	2.670	11/21/2018	01/02/2019	(11,510)	(11,546)
	2.920	12/12/2018	01/02/2019	(7,157)	(7,170)
	2.960	12/13/2018	01/03/2019	(1,690)	(1,693)
	3.100	12/18/2018	01/02/2019	(1,706)	(1,708)
	3.140	12/18/2018	01/02/2019	(3,039)	(3,042)
TDM	2.500	11/01/2018	01/31/2019	(477)	(479)
	2.920	12/11/2018	01/02/2019	(17,754)	(17,786)

Total Sale-Buyback Transactions					$(83,040)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$779	$0	$0	$779	$(796)	$(17)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,478)	(3,478)	3,481	3
BPG	0	0	(32,250)	(32,250)	32,283	33
MSC	0	0	(29,047)	(29,047)	28,805	(242)
TDM	0	0	(18,265)	(18,265)	18,213	(52)

Total Borrowings and Other Financing Transactions	$779	$0	$(83,040)

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(82,561)	$(479)	$0	$(83,040)

Total Borrowings	$0	$(82,561)	$(479)	$0	$(83,040)

Payable for sale-buyback financing transactions					$(83,040)

(g)	Securities with an aggregate market value of $83,152 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(88,270) at a weighted average interest rate of 1.960%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(70) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.000	02/22/2019	16	$16	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	106.500	02/22/2019	108	108	1	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	110.500	02/22/2019	13	13	0	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.500	02/22/2019	13	13	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	171.000	02/22/2019	60	60	1	1
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	174.000	02/22/2019	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	180.000	02/22/2019	7	7	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	119.750	02/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.000	02/22/2019	49	49	1	1
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.250	02/22/2019	31	31	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.500	02/22/2019	3	3	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2019 Futures	200.000	02/22/2019	1	1	0	0

Total Purchased Options					$3	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	$122.000	01/25/2019	6	$6	$(3)	$(3)
Call - CBOT U.S. Treasury 10-Year Note February 2019 Futures	122.250	01/25/2019	8	8	(3)	(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$122.500	02/22/2019	11	$11	$(5)	$(5)
Put - CBOT U.S. Treasury 30-Year Bond February 2019 Futures	141.000	01/25/2019	8	8	(6)	(1)
Call - CBOT U.S. Treasury 30-Year Bond March 2019 Futures	148.000	02/22/2019	6	6	(4)	(4)
Call - CBOT U.S. Treasury 5-Year Note February 2019 Futures	113.500	01/25/2019	23	23	(8)	(26)

Total Written Options					$ (29)	$ (42)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	2	$	487	$(1)	$0	$0
90-Day Eurodollar June Futures	06/2019	181		44,035	98	2	0
90-Day Eurodollar March Futures	03/2019	2		486	(2)	0	0
90-Day Eurodollar September Futures	09/2019	2		487	(1)	0	0
Call Options Strike @ EUR 113.900 on Euro-Schatz March 2019 Futures	02/2019	22		0	0	0	0
Call Options Strike @ EUR 165.000 on Euro-OAT France Government 10-Year Bond March 2019 Futures	02/2019	72		1	0	0	0
Euro-Bund 10-Year Bond March Futures	03/2019	29		5,434	64	0	(6)
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond March 2019 Futures	02/2019	33		0	0	0	0
U.S. Treasury 10-Year Note March Futures	03/2019	115		14,032	347	45	0

					$505	$47	$ (6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2020	179	$	(43,633)	$(199)	$0	$(11)
Australia Government 3-Year Note March Futures	03/2019	10		(790)	(4)	0	(1)
Australia Government 10-Year Bond March Futures	03/2019	7		(654)	(7)	0	(3)
Euro-BTP Italy Government Bond March Futures	03/2019	25		(3,661)	(84)	0	(2)
Euro-OAT France Government 10-Year Bond March Futures	03/2019	54		(9,330)	(58)	13	0
U.S. Treasury 5-Year Note March Futures	03/2019	63		(7,225)	(118)	0	(16)
U.S. Treasury 10-Year Ultra March Futures	03/2019	29		(3,772)	(122)	0	(13)
U.S. Treasury 30-Year Bond March Futures	03/2019	68		(9,928)	(421)	0	(32)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	1		(161)	(8)	0	(1)
United Kingdom Long Gilt March Futures	03/2019	57		(8,949)	(74)	10	(29)

					$(1,095)	$23	$(108)

Total Futures Contracts					$(590)	$70	$(114)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.442%	EUR 110	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	$ 100	(3)	2	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	100	(5)	1	(4)	0	0

						$(6)	$2	$(4)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR 1,900	$(34)	$(1)	$(35)	$0	$(3)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	5,200	(146)	67	(79)	0	(10)

					$(180)	$66	$(114)	$0	$(13)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,190	$2	$129	$131	$0	$(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,100	3	21	24	0	(3)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(54)	(50)	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	10,580	199	(47)	152	0	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		7,200	16	(105)	(89)	11	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		4,700	6	(64)	(58)	7	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		6,100	(236)	87	(149)	11	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		2,000	0	10	10	4	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	9	9	4	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	9	9	4	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,000	(24)	12	(12)	6	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		2,300	(10)	44	34	0	(7)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,900	(23)	112	89	0	(17)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		1,600	(3)	60	57	0	(4)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		11,500	194	141	335	0	(32)
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		12,200	112	45	157	0	(34)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,140	(32)	107	75	0	(4)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		6,980	(21)	(58)	(79)	0	(15)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	116	(36)	80	0	(8)
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		3,300	38	(78)	(40)	0	(13)
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		6,800	0	(76)	(76)	0	(14)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,060	63	(93)	(30)	0	(6)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	7,630	123	(174)	(51)	0	(37)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.750%	Semi-Annual	03/20/2049	GBP	2,510	$(77)	$(88)	$(165)	$0	$(28)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	390,000	(7)	(49)	(56)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		170,000	(3)	(20)	(23)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		180,000	(10)	(32)	(42)	0	(1)
Pay	28-Day MXN-TIIE	9.182	Lunar	11/28/2028	MXN	19,600	0	24	24	6	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023	EUR	2,400	0	46	46	3	0
Receive	CPTFEMU	1.535	Maturity	03/15/2028		600	0	15	15	1	0
Receive	CPTFEMU	1.620	Maturity	05/15/2028		620	0	20	20	1	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	(11)	(12)	0	(1)
Receive	CPTFEMU	1.796	Maturity	11/15/2038		470	0	18	18	1	0
Receive	CPTFEMU	1.808	Maturity	11/15/2038		500	0	21	21	2	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		300	1	17	18	2	0
Receive	CPTFEMU	1.945	Maturity	11/15/2048		170	0	10	10	1	0
Receive	CPTFEMU	1.950	Maturity	11/15/2048		250	1	14	15	1	0
Pay	CPURNSA	2.168	Maturity	07/15/2020	$	1,700	0	(18)	(18)	1	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		1,400	0	(10)	(10)	0	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		1,300	0	(9)	(9)	0	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		900	30	(15)	15	1	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		770	23	(13)	10	0	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	(62)	(62)	0	(3)
Pay	CPURNSA	2.220	Maturity	04/13/2023		2,240	0	(49)	(49)	0	(1)
Pay	CPURNSA	2.263	Maturity	04/27/2023		720	0	(18)	(18)	0	0
Pay	CPURNSA	2.263	Maturity	05/09/2023		510	0	(12)	(12)	0	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		770	0	(20)	(20)	0	(1)
Receive	CPURNSA	1.730	Maturity	07/26/2026		900	(48)	27	(21)	1	0
Receive	CPURNSA	1.762	Maturity	08/30/2026		1,100	(54)	34	(20)	1	0
Receive	CPURNSA	1.800	Maturity	09/12/2026		1,900	(19)	(10)	(29)	3	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	24	(12)	1	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		600	(27)	18	(9)	1	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		1,300	(63)	40	(23)	2	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		1,650	4	57	61	4	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		510	0	20	20	1	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		770	0	31	31	1	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		770	0	32	32	1	0
Receive	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	88	88	4	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	150	0	(1)	(1)	0	0
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		40	0	0	0	0	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		600	0	(9)	(9)	0	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		430	0	17	17	1	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		1,670	0	70	70	5	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		240	0	11	11	1	0
Receive	FRCPXTOB	1.621	Maturity	07/15/2028		1,230	0	53	53	3	0
Receive	UKRPI	3.513	Maturity	09/15/2028	GBP	600	0	(3)	(3)	5	0
Receive	UKRPI	3.595	Maturity	11/15/2028		290	0	3	3	2	0
Receive	UKRPI	3.603	Maturity	11/15/2028		560	0	6	6	4	0
Receive	UKRPI	3.633	Maturity	12/15/2028		600	0	8	8	4	0
Receive	UKRPI	3.718	Maturity	12/15/2028		10	0	0	0	0	0
Receive	UKRPI	3.190	Maturity	04/15/2030		1,500	(85)	18	(67)	13	0
Receive	UKRPI	3.350	Maturity	05/15/2030		1,800	(18)	5	(13)	17	0
Receive	UKRPI	3.400	Maturity	06/15/2030		1,000	17	(16)	1	9	0
Receive	UKRPI	3.325	Maturity	08/15/2030		3,950	(39)	(57)	(96)	35	0
Receive	UKRPI	3.140	Maturity	04/15/2031		40	(4)	0	(4)	0	0
Receive	UKRPI	3.470	Maturity	09/15/2032		1,870	(2)	(33)	(35)	21	0
Receive	UKRPI	3.500	Maturity	09/15/2033		190	0	(3)	(3)	2	0
Receive	UKRPI	3.579	Maturity	10/15/2033		210	0	2	2	3	0
Receive	UKRPI	3.358	Maturity	04/15/2035		700	(24)	7	(17)	10	0
Pay	UKRPI	3.585	Maturity	10/15/2046		980	(73)	14	(59)	0	(28)
Pay	UKRPI	3.428	Maturity	03/15/2047		1,210	78	(11)	67	0	(35)

							$91	$202	$293	$222	$(299)

Total Swap Agreements							$(95)	$270	$175	$222	$(312)

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 2	$70	$222	$294	$(42)	$ (114)	$ (312)	$ (468)

(i)

Securities with an aggregate market value of $229 and cash of $2,670 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	ARS	2,837	$	70	$0	$(4)
	01/2019	CAD	2,238		1,681	41	0
	01/2019	DKK	12,153		1,932	67	0
	01/2019	EUR	2,669		3,047	0	(13)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2019		GBP	319	$		408	$1	$0
	01/2019		JPY	8,000			71	0	(2)
BPS	01/2019		BRL	15,832			4,271	186	0
	01/2019	$		135		ARS	5,218	3	0
	01/2019			4,083		BRL	15,832	3	(1)
CBK	01/2019		AUD	5,694	$		4,171	160	0
	01/2019		BRL	4,391			1,155	22	0
	01/2019	$		1,133		BRL	4,391	0	0
	01/2019			344		GBP	270	0	0
	02/2019			742		COP	2,348,420	0	(20)
	03/2019		KRW	731,536	$		653	0	(5)
DUB	01/2019		BRL	6,064			1,568	3	0
	01/2019	$		1,575		BRL	6,064	0	(10)
	02/2019		BRL	6,064	$		1,572	10	0
	02/2019	$		1,187		BRL	4,599	0	(3)
GLM	01/2019		BRL	5,818	$		1,501	0	0
	01/2019		GBP	4,188			5,356	15	0
	01/2019	$		1,506		BRL	5,818	1	(6)
	01/2019			991		EUR	870	7	0
	01/2019			138		GBP	109	1	0
	01/2019			627		RUB	41,533	0	(33)
	03/2019			503		IDR	7,387,126	7	0
	04/2019		BRL	1,230	$		315	0	(1)
HUS	01/2019			853			220	0	(1)
	01/2019		PLN	446			121	2	0
	01/2019	$		220		BRL	853	0	0
	04/2019		CNH	5,177	$		739	0	(14)
IND	01/2019		NZD	2,425			1,650	22	0
	01/2019	$		1,079		JPY	122,300	37	0
JPM	01/2019		BRL	18,500	$		4,982	209	0
	01/2019		MXN	3,230			169	5	0
	01/2019	$		4,741		BRL	18,500	32	0
	04/2019			727		CNH	5,017	3	0
MYI	01/2019		BRL	13,885	$		3,580	1	(4)
	01/2019	$		3,614		BRL	13,885	16	(47)
	02/2019			310			1,219	4	0
SCX	01/2019		BRL	8,000	$		2,143	79	0
	01/2019	$		2,049		BRL	8,000	15	0
SSB	03/2019		SGD	454	$		332	0	(1)
	03/2019		TWD	10,068			329	0	0
UAG	01/2019	$		1,855		DKK	12,152	10	0
	04/2019		DKK	12,152	$		1,870	0	(10)

Total Forward Foreign Currency Contracts								$962	$(175)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC CDX.IG-31 5-Year Index	Buy	1.600%	01/16/2019	$	17,200	$2	$0
GST	Put - OTC CDX.IG-31 5-Year Index	Buy	2.000	02/20/2019		3,900	0	0

							$2	$0

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
HUS	Call - OTC AUD versus USD	$0.799	02/25/2019	AUD 2,200	$0	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	$69.000	01/07/2019	$11,200	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	70.000	01/07/2019	9,800	0	0

					$1	$0

Total Purchased Options					$3	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$	800	$(1)	$(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,400	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		800	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		1,000	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		400	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	03/20/2019		800	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		1,100	(1)	(2)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		600	(1)	(1)
BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		700	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		600	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		300	(1)	(1)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		700	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		3,000	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		1,300	(3)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019		500	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		400	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		700	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		700	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		800	(1)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		1,300	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		400	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		800	(1)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	200	0	0
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	$	700	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		600	(1)	(1)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		700	(1)	(1)

							$(31)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Put - OTC EUR versus USD	$	1.100	02/13/2019	EUR	1,078	$(6)	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$ 32,200	$(287)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,500	(19)	0
GLM	Cap -OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 1,200	(55)	(5)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$ 6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,800	(54)	(2)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,100	(39)	(2)

						$(505)	$(9)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$25,000	$(20)	$(12)

Total Written Options						$(562)	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$220	$(7)	$8	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	500	(22)	23	1	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	180	(6)	7	1	0

						$(35)	$38	$3	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.560%	Maturity	12/17/2020	$	1,700	$0	$19	$19	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	2,240	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		480	0	(1)	0	(1)
DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$	5,000	103	(618)	0	(515)
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	4,230	0	1	1	0

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	1,740	$0	$1	$1	$0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		890	0	1	1	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		370	0	0	0	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		2,150	0	1	1	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		460	0	1	1	0
MYC	Pay	CPURNSA	1.548	Maturity	12/21/2020	$	4,000	0	47	47	0
	Pay	CPURNSA	1.800	Maturity	07/20/2026		600	0	(10)	0	(10)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		300	0	(5)	0	(5)

								$103	$(562)	$72	$(531)

Total Swap Agreements								$68	$(524)	$75	$(531)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$109	$0	$19	$128	$(19)	$(13)	$0	$(32)	$96	$0	$96
BPS	192	0	0	192	(1)	(1)	0	(2)	190	(10)	180
BRC	0	0	1	1	0	(2)	(1)	(3)	(2)	0	(2)
CBK	182	0	0	182	(25)	(14)	0	(39)	143	0	143
DUB	13	0	2	15	(13)	0	(515)	(528)	(513)	328	(185)
GLM	31	0	3	34	(40)	(5)	0	(45)	(11)	0	(11)
GST	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
HUS	2	0	0	2	(15)	(1)	0	(16)	(14)	0	(14)
IND	59	0	0	59	0	0	0	0	59	0	59
JPM	249	0	2	251	0	(7)	0	(7)	244	(270)	(26)
MYI	21	0	0	21	(51)	0	0	(51)	(30)	0	(30)
MYC	0	0	48	48	0	(13)	(15)	(28)	20	0	20
SCX	94	0	0	94	0	0	0	0	94	0	94
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	10	0	0	10	(10)	0	0	(10)	0	0	0

Total Over the Counter	$962	$0	$75	$1,037	$(175)	$(60)	$(531)	$(766)

(k)

Securities with an aggregate market value of $368 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	101

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	70	70
Swap Agreements	0	0	0	0	222	222

	$0	$0	$0	$0	$294	$294

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$962	$0	$962
Swap Agreements	0	3	0	0	72	75

	$0	$3	$0	$962	$72	$1,037

	$0	$3	$0	$962	$366	$1,331

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$42	$42
Futures	0	0	0	0	114	114
Swap Agreements	0	13	0	0	299	312

	$0	$13	$0	$0	$455	$468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$175	$0	$175
Written Options	0	38	0	1	21	60
Swap Agreements	0	0	0	0	531	531

	$0	$38	$0	$176	$552	$766

	$0	$51	$0	$176	$1,007	$1,234

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Written Options	0	0	0	0	184	184
Futures	0	0	0	0	256	256
Swap Agreements	0	(197)	0	0	1,394	1,197

	$0	$(197)	$0	$0	$1,846	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,122	$0	$1,122
Purchased Options	0	0	0	3	(119)	(116)
Written Options	0	46	0	30	115	191
Swap Agreements	0	127	0	0	(308)	(181)

	$0	$173	$0	$1,155	$(312)	$1,016

	$0	$(24)	$0	$1,155	$1,534	$2,665

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	(33)	(33)
Futures	0	0	0	0	(605)	(605)
Swap Agreements	0	159	0	0	(590)	(431)

	$0	$159	$0	$0	$(1,231)	$(1,072)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,694	$0	$1,694
Purchased Options	0	(2)	0	0	122	120
Written Options	0	(8)	0	6	(20)	(22)
Swap Agreements	0	(133)	0	0	196	63

	$0	$(143)	$0	$1,700	$298	$1,855

	$0	$16	$0	$1,700	$(933)	$783

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,291	$0	$8,291
Industrials	0	1,084	0	1,084
Utilities	0	2,578	0	2,578
U.S. Government Agencies	0	24,137	0	24,137
U.S. Treasury Obligations	0	142,119	0	142,119
Non-Agency Mortgage-Backed Securities	0	3,554	0	3,554
Asset-Backed Securities	0	9,559	0	9,559
Sovereign Issues	0	14,561	0	14,561

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	103

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

December 31, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short-Term Instruments
Repurchase Agreements	$0	$779	$0	$779

Total Investments	$0	$206,662	$0	$206,662

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	70	224	0	294
Over the counter	0	1,037	0	1,037
	$70	$1,261	$0	$1,331

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(126)	(342)	0	(468)
Over the counter	0	(766)	0	(766)
	$(126)	$(1,108)	$0	$(1,234)

Total Financial Derivative Instruments	$(56)	$153	$0	$97

Totals	$(56)	$206,815	$0	$206,759

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

December 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.6%

MUNICIPAL BONDS & NOTES 101.2%

ARIZONA 2.9%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	$250	$283

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,047

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,088

		2,418

CALIFORNIA 13.7%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,272

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	945	955

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	1,000	1,119

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,054

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (a)	3,000	3,318

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,436

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	1,000	1,171

		11,325

COLORADO 2.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,331

CONNECTICUT 1.5%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	$1,000	$1,121

		1,248

FLORIDA 2.4%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,393

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	620

		2,013

GEORGIA 1.2%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
2.324% (0.67*US0001M + 0.750%) due 04/01/2048 ~	1,000	989

ILLINOIS 16.6%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,144
5.000% due 01/01/2048	1,000	1,113

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,052

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,651

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,060

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037	1,000	615

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2028	1,000	1,001

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2036	1,000	1,042
5.000% due 05/01/2042	1,000	1,030

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,141

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	863
3.000% due 06/15/2034	1,180	973

		13,685

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	105

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.6%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	$500	$501

KANSAS 2.6%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,150

MASSACHUSETTS 5.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	1,000	1,027

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,070

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,234

		4,331

MICHIGAN 3.9%

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,108

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,125

		3,233

NEVADA 1.5%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,266

NEW JERSEY 11.7%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,368

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	287

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.260% (MUNIPSA + 1.550%) due 09/01/2027 ~	500	493

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	$1,000	$1,110

New Jersey Turnpike Authority Revenue Notes, Series 2017
2.340% (0.7*US0001M + 0.700%) due 01/01/2024 ~	1,000	1,002

Tobacco Settlement Financing Corp, New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2033	1,000	1,111

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	566
5.000% due 06/01/2046	2,000	2,081

		9,631

NEW MEXICO 0.7%

Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027	500	592

NEW YORK 10.6%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	1,340	1,479

New York City, New York General Obligation Bonds, Series 2018
5.000% due 12/01/2038	1,000	1,158

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,009

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,256

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,100

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,717

		8,719

NORTH CAROLINA 1.3%

North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,074

PENNSYLVANIA 4.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,137

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	$1,000	$1,098

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (a)	1,000	1,110

		3,345

PUERTO RICO 1.8%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.125% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,010	937

Puerto Rico Highway & Transportation Authority Revenue Bonds, (AGC Insured), Series 2005
5.250% due 07/01/2041	500	527

		1,464

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	224

TEXAS 13.8%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
2.810% (MUNIPSA + 1.100%) due 10/15/2044 ~	1,000	1,003

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	1,000	1,017

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	630	652

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,105

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,143

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,123

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,650	5,318

		11,361

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.6%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (a)	$500	$517

		517

WISCONSIN 1.4%

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,114

Total Municipal Bonds & Notes (Cost $81,224)		83,531

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		339

Total Short-Term Instruments (Cost $339)		339

Total Investments in Securities (Cost $81,563)		83,870

	SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III	139,588	1,380

Total Short-Term Instruments (Cost $1,380)		1,380

Total Investments in Affiliates (Cost $1,380)		1,380

Total Investments 103.3% (Cost $82,943)		$85,250

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(45)

Other Assets and Liabilities, net (3.2)%		(2,684)

Net Assets 100.0%		$82,521

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	107

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$339	U.S. Treasury Notes 2.875% due 09/30/2023	$(347)	$339	$339

Total Repurchase Agreements						$(347)	$339	$339

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)		Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$339	$0	$0	$339		$(347)		$(8)

Total Borrowings and Other Financing Transactions	$339	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2019	116	$	(14,154)	$(222)	$0	$(45)

Total Futures Contracts					$(222)	$0	$(45)

108	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(45)	$0	$(45)

Cash of $174 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$348	$348

Over the counter
Swap Agreements	$0	$(13)	$0	$0	$46	$33

	$0	$(13)	$0	$0	$394	$381

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(270)	$(270)

Over the counter
Swap Agreements	$0	$9	$0	$0	$(32)	$(23)

	$0	$9	$0	$0	$(302)	$(293)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2018	109

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,418	$0	$2,418
California	0	11,325	0	11,325
Colorado	0	2,331	0	2,331
Connecticut	0	1,248	0	1,248
Florida	0	2,013	0	2,013
Georgia	0	989	0	989
Illinois	0	13,685	0	13,685
Indiana	0	501	0	501
Kansas	0	2,150	0	2,150
Massachusetts	0	4,331	0	4,331
Michigan	0	3,233	0	3,233
Nevada	0	1,266	0	1,266
New Jersey	0	9,631	0	9,631
New Mexico	0	592	0	592
New York	0	8,719	0	8,719
North Carolina	0	1,074	0	1,074
Pennsylvania	0	3,345	0	3,345
Puerto Rico	0	1,464	0	1,464
Tennessee	0	224	0	224
Texas	0	11,361	0	11,361
Washington	0	517	0	517
Wisconsin	0	1,114	0	1,114
Short-Term Instruments
Repurchase Agreements	0	339	0	339

	$0	$83,870	$0	$83,870

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,380	$0	$0	$1,380

Total Investments	$1,380	$83,870	$0	$85,250

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(45)	$0	$0	$(45)

Total Financial Derivative Instruments	$(45)	$0	$0	$(45)

Totals	$1,335	$83,870	$0	$85,205

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

110	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	DECEMBER 31, 2018	111

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Portfolio’s net asset value (“NAV”). A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in a Portfolio’s NAV. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non U.S. equity markets or the Portfolio’s debt investments, or arising from its use of derivatives. A Portfolio’s transactions in derivatives, short sales, or similar transactions could affect the amount, timing and character of distributions from the Portfolio, and could increase the amount or accelerate the timing for payment of taxes payable by shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

112	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2018

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolio have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for

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Notes to Financial Statements (Cont.)

annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended December 31, 2017, before these amendments became effective, were presented as follows (amounts in thousands†):

	Series C	Series LD	Series M	Series R	Series TE

Distributions to Shareholders:

From net investment income	$(37,777)	$(2,436)	$(64,159)	$(2,982)	$(3,191)

From net realized capital gains	0	0	(11,632)	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(37,777)	$(2,436)	$(75,791)	$(2,982)	$(3,191)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a Portfolio’s, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity

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securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The

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inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

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Notes to Financial Statements (Cont.)

default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended December 31, 2018 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

Fixed Income SHares: Series C	$0	$131,837	$(115,500)	$2	$0	$16,339	$36	$0

Fixed Income SHares: Series LD	0	36,407	(31,090)	0	0	5,317	7	0

Fixed Income SHares: Series M	0	139,200	(115,700)	4	0	23,504	199	0

Fixed Income SHares: Series TE	0	17,839	(16,460)	1	0	1,380	38	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when

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real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material

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Notes to Financial Statements (Cont.)

nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Portfolio’s higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the

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U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Portfolios may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at December 31, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

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substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price ; please see Note 7, Principal Risks.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed

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Notes to Financial Statements (Cont.)

Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, a Portfolio may then invest the cash received in additional securities, generating leverage for a Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured

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borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2018, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
Fixed Income SHares: Series TE	$3,198	2.08%

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign

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debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are

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initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Portfolio will count derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited

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to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent

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that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL RISKS

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE
Risks
Interest Rate	X	X	X	X	X
Credit	X	X	X	X	X
Market	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	—

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	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—
Emerging Markets	X	X	X	X	—
Focused Investment	X	X	X	X	X
Derivatives	X	X	X	X	X
Liquidity	X	X	X	X	X
Management	X	X	X	X	X
High Yield	X	X	X	X	—
Currency	X	X	X	X	—
Leveraging	X	X	X	X	—
Issuer	X	X	X	X	X
Turnover	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Issuer Non-Diversification	—	—	—	—	X
Municipal Project-Specific	—	—	—	—	X
Municipal Bond Market	—	—	—	—	X
California State-Specific	—	—	—	—	X
New York State-Specific	—	—	—	—	X
Sovereign Debt	—	—	—	X	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset- backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Emerging Markets Risk  is the risk of investing in securities of issuers economically tied to countries with developing economies, which may subject the Portfolio to market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management and valuation risks, as well as the risks of valuation complexity. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on exchanges or through a central counterparty, credit risk resides with the Portfolio’s clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager(s) in connection with managing the

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Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or other foreign (non-U.S.) currencies and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and/or reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the

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Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-

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buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to

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future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Finder, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense

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Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales
Fixed Income SHares: Series C	$17,332	$9,728
Fixed Income SHares: Series LD	3,023	5,889
Fixed Income SHares: Series M	7,952	40,087
Fixed Income SHares: Series R	377	1,313
Fixed Income SHares: Series TE	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains,

ANNUAL REPORT	DECEMBER 31, 2018	143

Notes to Financial Statements (Cont.)

including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares: Series C	$7,998,082	$8,433,354	$451,803	$326,894
Fixed Income SHares: Series LD	546,589	493,259	61,624	42,420
Fixed Income SHares: Series M	10,054,524	10,513,840	292,653	152,169
Fixed Income SHares: Series R	503,752	524,937	29,590	41,242
Fixed Income SHares: Series TE	0	0	49,536	53,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2018, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

144	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2018

As of December 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)
Fixed Income SHares - Series C	$0	$6,355	$0	$(22,609)	$0	$(204,534)	$0	$0
Fixed Income SHares - Series LD	0	0	0	(1,466)	(196)	(2,371)	0	0
Fixed Income SHares - Series M	0	17,632	0	28,151	0	(28,725)	0	0
Fixed Income SHares - Series R	0	849	0	(3,506)	0	(39,412)	0	0
Fixed Income SHares - Series TE	0	0	0	2,329	(15)	(1,506)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, inverse floater transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2018 through December 31, 2018 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2018, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Fixed Income SHares - Series C	$196,212	$8,322
Fixed Income SHares - Series LD	612	1,759
Fixed Income SHares - Series M	20,484	8,241
Fixed Income SHares - Series R	4,573	34,839
Fixed Income SHares - Series TE	491	1,015

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2018	145

Notes to Financial Statements (Cont.)

December 31, 2018

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
Fixed Income SHares - Series C	$1,897,885	$38,330	$(45,009)	$(6,679)
Fixed Income SHares - Series LD	214,363	2,441	(3,905)	(1,464)
Fixed Income SHares - Series M	1,842,429	63,591	(33,304)	30,287
Fixed Income SHares - Series R	213,210	4,955	(11,687)	(6,732)
Fixed Income SHares - Series TE	82,697	3,080	(750)	2,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, inverse floater transactions, straddle loss deferrals, and Lehman securities.

For the fiscal years ended December 31, 2018 and December 31, 2017, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2018				December 31, 2017
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
Fixed Income SHares - Series C	$0	$48,344	$0	$0	$0	$37,777	$0	$12,824
Fixed Income SHares - Series LD	0	3,596	0	45	0	2,436	0	0
Fixed Income SHares - Series M	0	50,390	0	0	0	64,183	11,608	0
Fixed Income SHares - Series R	0	5,447	0	0	0	2,982	0	2,658
Fixed Income SHares - Series TE	3,197	85	0	0	3,142	49	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

146	PIMCO MANAGED ACCOUNTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, and for Fixed Income SHares: Series LD and Fixed Income SHares: Series R the statements of cash flows for the year ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018, for Fixed Income SHares: Series LD and Fixed Income SHares: Series R, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 27, 2019

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

ANNUAL REPORT	DECEMBER 31, 2018	147

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RCY	Royal Bank of Canada
CIW	CIBC World Markets Corp.	RDR	RBC Capital Markets LLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	RBS Securities, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BP0003M	3 Month GBP-LIBOR	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	ISDA	International Swaps and Derivatives Association, Inc.
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal

148	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
BBR	Bank Bill Rate	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	YOY	Year-Over-Year
NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2018	149

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2018 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
Fixed Income SHares - Series C	0%	0%	$31,129	$0
Fixed Income SHares - Series LD	0%	0%	3,596	0
Fixed Income SHares - Series M	0%	0%	42,826	0
Fixed Income SHares - Series R	0%	0%	5,447	0
Fixed Income SHares - Series TE	0%	0%	3,282	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

150	PIMCO MANAGED ACCOUNTS TRUST

Management of the Trust

(Unaudited)

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at (800) 927-4648 or visit the Portfolios’ website at pimco.com/FISH.

Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan-Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	92	None

Sarah E. Cogan* 1956	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2019 fiscal year for each fund.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Bradford K. Gallagher 1944	Trustee	Trustee since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas- Applegate Institutional Funds (2007-2010).

Hans W. Kertess 1939	Trustee	Trustee since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None

ANNUAL REPORT	DECEMBER 31, 2018	151

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

James A. Jacobson 1945	Trustee	Trustee since 2010	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016)

William B. Ogden, IV 1945	Trustee	Trustee since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

Alan Rappaport 1953	Trustee	Trustee since 2010	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	92	None

Interested Trustees

Craig A. Dawson** 1968	Trustee	Trustee since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

152	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

David N. Fisher*** 1968	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2019 fiscal year for each fund.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a nonprofit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	27	None

John C. Maney**** 1959	Trustee	Trustee since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective January 1, 2019.
**

Mr. Dawson is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660. Effective January 1, 2019, Craig Dawson resigned as Trustee from the Board.

***

Mr. Fisher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee by the Board effective January 1, 2019.

****

Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	DECEMBER 31, 2018	153

Management of the Funds (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since January 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Joshua D. Ratner 1976	Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[1] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Trent W. Walker[1] 1974	Treasurer	Since 2017	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

154	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	DECEMBER 31, 2018	155

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

156	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

If you are a registered user of the Portfolios’ website, the Portfolios or their service providers or third party firms engaged by the Portfolios or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Portfolios when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Portfolios do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	DECEMBER 31, 2018	157

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123118

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2018	$ 227,052
	December 31, 2017	$ 226,674

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2018	$ —
	December 31, 2017	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2018	$ —
	December 31, 2017	$ 29,700

(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2018	$ —
	December 31, 2017	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2018	December 31, 2017

PIMCO Managed Accounts Trust	$—	$29,700
Pacific Investment Management Company LLC (“PIMCO”)	8,437,919	6,271,517

Total	$8,437,919	$6,301,217

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2019

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2019